UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-02679

DAVIS SERIES, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant's telephone number, including area code: 520-806-7600
Date of fiscal year end: December 31, 2015
Date of reporting period: December 31, 2015

____________________

ITEM 1. REPORT TO STOCKHOLDERS

Davis Opportunity Fund

Davis Financial Fund

Davis Real Estate Fund

Davis Appreciation and Income Fund

Davis Government Bond Fund

Davis Government Money Market Fund

(part of Davis Series, Inc.)

December 31, 2015

ANNUAL REPORT

Over 45 Years of Reliable Investing™

DAVIS SERIES, INC.	Table of Contents

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Series, Inc. prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.
Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.
Portfolio Proxy Voting Policies and Procedures
The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds' Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds' website at www.davisfunds.com, and (iii) on the SEC's website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds' Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds' website at www.davisfunds.com, and (iii) on the SEC's website at www.sec.gov.
Form N-Q and Form N-MFP
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. In addition, Davis Government Money Market Fund files its complete schedule of portfolio holdings with the SEC for each month end on Form N-MFP. The Funds' Form N-Q and Davis Government Money Market Fund's Form N-MFP are available without charge, upon request, by calling 1-800-279-0279, on the Funds' website at www.davisfunds.com, and on the SEC's website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS SERIES, INC.	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers' savings, the management team and Directors of Davis Funds recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Manager Commentary for certain funds, which is published semi-annually. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on our website, www.davisfunds.com, or by calling 1-800-279-0279.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis
President

February 1, 2016

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS OPPORTUNITY FUND

Performance Overview
Davis Opportunity Fund outperformed the Russell 3000® Index ("Russell Index") for the twelve-month period ended December 31, 2015. The Fund's Class A shares delivered a total return on net asset value of 4.91%, versus a 0.48% return for the Russell Index. The sectors1 within the Russell Index that reported the strongest performance were Health Care (up 7%), Consumer Discretionary (up 6%), and Consumer Staples (up 6%). The sectors within the Russell Index that reported the weakest performance were Energy (down 23%), Materials (down 10%), and Utilities (down 5%).

Contributors to Performance
The Fund's holdings in the Information Technology sector were the most significant contributor to performance2. The Fund's Information Technology holdings were up about 16%, compared to up 5% for the same sector within the Russell Index. Alphabet Inc.3 (up 46%), a holding company for Google, Inc., and ASAC (up 111%), an investment vehicle whose underlying assets are shares of the video game publisher Activision Blizzard, were key contributors. Alphabet Inc. is the Fund's largest holding and ASAC was the third largest holding. Internet Plus (up 25%), Angie's List (up 50%), and Youku Tudou (up 38%) also helped returns. The Fund's overweight position (29%, compared to 19% for the Russell Index) in a strong performing sector was another positive. The Fund no longer owns Youku Tudou.

Primarily due to one holding, Amazon, returns from holdings in the Consumer Discretionary sector were the second most important contributor to performance. Amazon (up 118%) was the Fund's second-largest holding and the overall top contributor. The Fund's Consumer Discretionary holdings were up about 18%, compared to up 6% for the Russell Index sector. JD.com (up 39%) and Time Warner Cable (up 25%) were also leading contributors. Once again, the Fund benefited from an overweight position (28%, compared to 13% for the Russell Index) in a strong performing sector.

Additional contributors were Valeant Pharmaceuticals (up 79%) from the Health Care sector and Markel (up 29%) from the Financial sector.

Detractors from Performance
The Fund's holdings in the Energy sector were the most significant detractor from performance. The Fund's Energy holdings were down 63%, compared to down 23% for the Russell Index sector. Ultra Petroleum (down 81%) was the Fund's overall top detractor, with Encana (down 62%) and Cabot Oil & Gas (down 47%) also lagging.

Additional detractors included Wesco Aircraft (down 14%) and WESCO International (down 37%) from the Industrials sector, Quotient Technology (down 62%) and GrubHub (down 33%) from the Information Technology sector, and Las Vegas Sands (down 21%) and Liberty Global (down 11%) from the Consumer Discretionary sector.

The Fund had approximately 20% of its net assets invested in foreign securities. As a whole, the Fund's foreign holdings underperformed its domestic holdings (up 4%, versus up 6%).

Davis Opportunity Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Opportunity Fund's principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Past performance does not guarantee future results, fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the period ended December 31, 2015, unless otherwise noted. Return figures for underlying fund positions reflect the return of the security from the beginning of the year or the date of first purchase if subsequent thereto through the end of the year or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g. trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2015, unless otherwise noted.

1    The companies included in the Russell 3000® Index are divided into ten sectors. One or more industry groups make up a sector.
2    A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.
3    This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS OPPORTUNITY FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Opportunity Fund Class A versus the Russell 3000® Index over 10 years for an investment made on December 31, 2005

Average Annual Total Return for periods ended December 31, 2015

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	4.91%	11.57%	6.21%	10.46%	12/01/94	0.96%	0.96%
Class A - with sales charge	(0.07)%	10.48%	5.70%	10.20%	12/01/94	0.96%	0.96%
Class B†, **	0.59%	10.19%	5.54%	11.21%	05/01/84	1.98%	1.98%
Class C**	3.22%	10.67%	5.38%	6.30%	08/15/97	1.75%	1.75%
Class Y	5.12%	11.83%	6.51%	7.14%	09/18/97	0.73%	0.73%
Russell 3000® Index***	0.48%	12.18%	7.36%	9.58%

The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Investments cannot be made directly in the Index.
The performance data for Davis Opportunity Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
Davis Opportunity Fund's performance benefited from IPO purchases in 2013 and 2014. After purchase, the IPOs rapidly increased in value. The Adviser purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflect Class A performance for the period after conversion.
**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B shares are no longer offered for new purchases.
***Inception return is from 12/01/94.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND

Performance Overview

Davis Government Bond Fund underperformed the Citigroup U.S. Treasury/Agency 1-3 Year Index ("Citigroup Index") for the twelve-month period ended December 31, 2015. The Fund's Class A shares delivered a total return on net asset value of 0.38%, versus a 0.52% return for the Citigroup Index.

The Fund's investment strategy, under normal circumstances, is to invest exclusively in U.S. Government securities and repurchase agreements, collateralized by U.S. Government securities, with a weighted average maturity of three years or less.

Factors Impacting the Fund's Performance

The Fund was invested almost exclusively in mortgage-backed securities (93% at the end of the period), which performed well. However, after expenses, the Fund slightly underperformed1 the Citigroup Index. The remainder of the Fund's portfolio was in Cash & Equivalents.

Davis Government Bond Fund's investment objective is current income. There can be no assurance that the Fund will achieve its objective. Davis Government Bond Fund's principal risks are: U.S. Government securities risk, repurchase agreement risk, variable current income risk, interest rate risk, inflation risk, extension and prepayment risk, credit risk, changes in debt rating risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Past performance does not guarantee future results, fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the period ended December 31, 2015, unless otherwise noted. Return figures for underlying fund positions reflect the return of the security from the beginning of the year or the date of first purchase if subsequent thereto through the end of the year or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g. trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2015, unless otherwise noted.

1    A contribution to or detraction from the Fund's performance is a product both of appreciation or depreciation and weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Government Bond Fund Class A versus the
Citigroup U.S. Treasury/Agency 1-3 Year Index over 10 years
 for an investment made on December 31, 2005

Average Annual Total Return for periods ended December 31, 2015

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	0.38%	0.53%	2.14%	3.43%	12/01/94	1.05%	1.05%
Class A - with sales charge	(4.39)%	(0.45)%	1.64%	3.19%	12/01/94	1.05%	1.05%
Class B†, **	(4.49)%	(0.76)%	1.53%	4.69%	05/01/84	1.92%	1.92%
Class C**	(1.28)%	(0.27)%	1.32%	2.07%	08/19/97	1.75%	1.75%
Class Y	0.68%	0.86%	2.33%	2.85%	09/01/98	0.57%	0.57%
Citigroup U.S. Treasury/Agency 1-3 Year Index***	0.52%	0.70%	2.48%	4.00%

The Citigroup U.S. Treasury/Agency 1-3 Year Index is a recognized unmanaged index of short-term U.S. Government securities' performance. Investments cannot be made directly in the Index.
The performance data for Davis Government Bond Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflect Class A performance for the period after conversion.
**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B shares are no longer offered for new purchases.
***Inception return is from 12/01/94.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS FINANCIAL FUND

Performance Overview
Davis Financial Fund outperformed the Standard & Poor's 500® Index (S&P 500®) for the twelve-month period ended December 31, 2015. The Fund's Class A shares delivered a total return on net asset value of 1.74%, versus a 1.38% return for the S&P 500®. The Fund's Financial sector1 outperformed the S&P 500®'s Financial sector (up about 1%, versus down 1%).

Contributors to Performance
Insurance companies made significant contributions to performance2. The Fund's Insurance holdings were up about 13%, compared to up 2% for the S&P 500® Insurance industry group. Markel3 (up 29%) was the Fund's overall top contributor and its second-largest holding. Chubb (up 31%), Everest Re Group (up 10%), and American International Group (up 12%) were also key contributors.

The Fund held one company in the Information Technology sector, which helped returns. This strong performer was Alphabet Inc. (up 46%), a holding company for Google, Inc.

Additional contributors included Visa (up 19%), Julius Baer Group (up 8%), and Charles Schwab (up 10%), all from the Diversified Financials industry group; and JPMorgan Chase (up 8%) and Citizens Financial Group (up 7%), both from the Banking industry group.

Detractors from Performance
Diversified Financial companies represented the largest industry group in the Fund and detracted from performance. The Fund's Diversified Financial holdings were down about 3%, compared to down 6% for the S&P 500® Diversified Financials industry group. Specifically, the Consumer Finance sub-industry group produced the overall top detractor, American Express (down 24%), along with another key detractor, Capital One Financial (down 11%).

Additional detractors from the Diversified Financials industry group included Berkshire Hathaway (down 12%), Cielo (down 34%), and Goldman Sachs (down 6%).

Banking companies also hindered performance. The Fund's Bank holdings were down about 3%, compared to up 1% for the S&P 500® Banking industry group. Standard Chartered (down 48%), ICICI Bank (down 31%), U.S. Bancorp (down 3%), and DBS Group Holdings (down 5%) were weak performers.

The Fund had approximately 9% of its net assets invested in foreign securities. As a whole, the Fund's foreign holdings underperformed its domestic holdings (down 16%, versus up 5%).

Davis Financial Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Financial Fund's principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, financial services risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, focused portfolio risk, credit risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Davis Financial Fund concentrates its investments in the financial sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of the financial sector more than a fund that does not concentrate its portfolio.
Past performance does not guarantee future results, fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the period ended December 31, 2015, unless otherwise noted. Return figures for underlying fund positions reflect the return of the security from the beginning of the year or the date of first purchase if subsequent thereto through the end of the year or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g. trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2015, unless otherwise noted.

1    The companies included in the Standard & Poor's 500® Index are divided into ten sectors. One or more industry groups make up a sector.
2    A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.
3    This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS FINANCIAL FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Financial Fund Class A versus the
Standard & Poor's 500® Index over 10 years for an investment made on December 31, 2005

Average Annual Total Return for periods ended December 31, 2015

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	1.74%	10.19%	4.90%	11.63%	05/01/91	0.86%	0.86%
Class A - with sales charge	(3.09)%	9.12%	4.39%	11.41%	05/01/91	0.86%	0.86%
Class B†, **	(3.33)%	8.67%	4.13%	10.30%	12/27/94	1.96%	1.96%
Class C**	(0.13)%	9.20%	3.97%	5.66%	08/12/97	1.75%	1.75%
Class Y	1.91%	10.37%	5.05%	7.51%	03/10/97	0.71%	0.71%
S&P 500® Index***	1.38%	12.57%	7.31%	9.29%

The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The performance data for Davis Financial Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflect Class A performance for the period after conversion.
**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B shares are no longer offered for new purchases.
***Inception return is from 05/01/91.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND

Performance Overview

Davis Appreciation & Income Fund underperformed the Standard & Poor's 500® Index (S&P 500®) for the twelve-month period ended December 31, 2015. The Fund's Class A shares delivered a total return on net asset value of negative 10.27%, versus a 1.38% return for the S&P 500®. The sectors1 within the S&P 500® that reported the weakest performance were Energy (down 21%), Materials (down 8%), and Utilities (down 5%). The sectors within the S&P 500® that reported the strongest performance were Consumer Discretionary (up 10%), Health Care (up 7%), and Consumer Staples (up 7%).

Detractors from Performance

The Fund's holdings in the Materials sector were a top detractor2 from performance, with the equity holdings in this sector significantly underperforming those of the S&P 500® (down about 67%, compared to down 8%). All three holdings in this sector were down, Allegheny Technologies3 (down 67%), Freeport-McMoRan (down 70%), and United States Steel (down 35%). The Fund's second-largest holding at the start of 2015 was in a United States Steel convertible bond due 04/01/2019. This bond was sold back to the company in December 2015 and was a top detractor.

Energy holdings were another source of negative performance. Devon Energy (down 47%), a top ten holding at the start of the period, was the second leading detractor. Nabors Industries (down 33%) and Encana (down 60%) were among the top detractors.

Quanta Services (down 29%), an Industrial company, was also a top detractor.

Contributors to Performance

Amazon (up 118%) was the Fund's overall top contributor and its third-largest holding. It was also the only Consumer Discretionary holding that provided any significant contribution.

Industrial sector holdings performed better than those of the S&P 500® (up about 3%, compared to down 3%). Waste Connections (up 29%) was the second most important contributor. Other Industrials contributing to performance were General Electric (up 28%) and Masco (up 29%).

The Fund had a significant position in bonds issued by Forest City Enterprises, a Financial company. These bonds were converted into common stock during the year. As a whole, the investments in Forest City Enterprises contributed to performance. The Fund no longer owns Forest City Enterprises in any capacity.

Davis Appreciation & Income Fund's investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Appreciation & Income Fund's principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, foreign country risk, depositary receipts risk, convertible securities risk, preferred stock risk, bonds and other debt securities risk, interest rate risk, extension and prepayment risk, credit risk, changes in debt rating risk, variable current income risk, high-yield, high-risk debt securities risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Past performance does not guarantee future results, fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the period ended December 31, 2015, unless otherwise noted. Return figures for underlying fund positions reflect the return of the security from the beginning of the year or the date of first purchase if subsequent thereto through the end of the year or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g. trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2015, unless otherwise noted.

1    The companies included in the Standard & Poor's 500® Index are divided into ten sectors. One or more industry groups make up a sector.
2    A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.
3    This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Appreciation & Income Fund Class A versus the
 Standard & Poor's 500® Index over 10 years for an investment made on December 31, 2005

Average Annual Total Return for periods ended December 31, 2015

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(10.27)%	4.04%	4.14%	7.86%	05/01/92	0.87%	0.87%
Class A - with sales charge	(14.53)%	3.03%	3.63%	7.64%	05/01/92	0.87%	0.87%
Class B†, **	(14.78)%	2.66%	3.50%	7.37%	02/03/95	1.93%	1.93%
Class C**	(11.93)%	3.17%	3.29%	4.16%	08/12/97	1.72%	1.72%
Class Y	(10.11)%	4.21%	4.37%	6.43%	11/13/96	0.68%	0.68%
S&P 500® Index***	1.38%	12.57%	7.31%	9.18%

The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The performance data for Davis Appreciation & Income Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflect Class A performance for the period after conversion.
**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B shares are no longer offered for new purchases.
***Inception return is from 05/01/92.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS REAL ESTATE FUND

Performance Overview

Davis Real Estate Fund underperformed the Wilshire U.S. Real Estate Securities Index ("Wilshire Index") for the twelve-month period ended December 31, 2015. The Fund's Class A shares delivered a total return on net asset value of 1.69%, versus a 4.81% return for the Wilshire Index. The sub-industries1 within the Wilshire Index that reported the weakest performance were Hotel & Resort REITs (down 24%), Hotels, Resorts & Cruise Lines (down 22%), and Health Care REITs (down 7%). The sub-industries within the Wilshire Index that reported the strongest performance were Specialized REITs (up 35%), Residential REITs (up 17%), and Retail REITs (up 5%).

Detractors from Performance

The Fund's holdings in the Hotel & Resort REITs sub-industry were the most significant detractor from performance2. The Fund's Hotel & Resort REITs holdings were down about 36%, compared to down 24% for the Wilshire Index. Leading detractors were DiamondRock Hospitality3 (down 32%) and Host Hotels & Resorts (down 12%). Although the Hotel & Resort REITs sub-industry was a major detractor from performance, the Fund benefited from a lower average weighting (2%, compared to 8% for the Wilshire Index) in the weakest performing sector. The Fund no longer owns Host Hotels & Resorts.

Returns from holdings in the Consumer Services industry group, which include the Hotels, Resorts & Cruise Lines sub-industry, also hurt performance. The Fund suffered from an overweight position (3%, compared to less than 1% for the Wilshire Index) in a weak performing sub-industry. The Fund's Hotels, Resorts & Cruise Lines holdings were down about 16%, compared to down 22% for the Wilshire Index. Hyatt Hotels (down 18%) was a key detractor.

The Real Estate Operating Companies sub-industry produced the Fund's overall top detractor, Brookdale Senior Living (down 37%). The Fund no longer owns Brookdale Senior Living.

Additional detractors were Corporate Office Properties Trust (down 16%) and Brandywine Realty Trust (down 15%) from the Office REITs sub-industry; and DDR (down 4%) and CBL & Associates Properties (down 25%) from the Retail REITs sub-industry. The Fund no longer owns Corporate Office Properties Trust or Brandywine Realty Trust.

Contributors to Performance

The Fund held a large position in the Residential REITs sub-industry, which made significant contributions to performance. The Fund's Residential REITs holdings were up about 12%, compared to up 17% for the Wilshire Index. Equity Residential (up 27%), AvalonBay Communities (up 16%), and Essex Property Trust (up 19%) were strong performers.

The Specialized REITs sub-industry also helped returns. The Fund's Specialized REITs holdings were up about 24%, compared to up 35% for the Wilshire Index. CyrusOne (up 41%), a data center provider, was the Fund's overall top contributor. However, the Fund suffered from a lower average weighting (8%, compared to 10% for the Wilshire Index) in this strong performing sector.

Another contributor to performance was the Fund's underweighted position (3%, compared to 12% for the Wilshire Index) in the weak performing Health Care REITs sub-industry.

Additional contributors were Simon Property Group (up 18%), the Fund's second-largest holding, and Macerich (up 19%), both from the Retail REITs sub-industry; and Forest City Enterprises (up 3%) from the Real Estate Operating Companies sub-industry.

Davis Real Estate Fund's investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Real Estate Fund's principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, real estate risk, focused portfolio risk, variable current income risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Davis Real Estate Fund concentrates its investments in the real estate sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of the real estate sector much more than a fund that does not concentrate its portfolio.

Davis Real Estate Fund is allowed to focus its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. Should the portfolio manager determine that it is prudent to focus the Fund's portfolio in a few companies, the Fund's investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.

Past performance does not guarantee future results, fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the period ended December 31, 2015, unless otherwise noted. Return figures for underlying fund positions reflect the return of the security from the beginning of the year or the date of first purchase if subsequent thereto through the end of the year or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g. trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2015, unless otherwise noted.

1    The companies included in the Wilshire U.S. Real Estate Securities Index are divided into ten sub-industries.
2    A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.
3    This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS REAL ESTATE FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Real Estate Fund Class A versus the
Standard & Poor's 500® Index and the Wilshire U.S. Real Estate Securities Index
 over 10 years for an investment made on December 31, 2005

Average Annual Total Return for periods ended December 31, 2015

Fund & Benchmark Indices	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	1.69%	10.35%	4.65%	9.79%	01/03/94	0.94%	0.94%
Class A - with sales charge	(3.14)%	9.28%	4.14%	9.55%	01/03/94	0.94%	0.94%
Class B†, **	(3.42)%	8.86%	3.92%	9.58%	12/27/94	2.02%	2.02%
Class C**	(0.17)%	9.42%	3.79%	6.96%	08/13/97	1.81%	1.81%
Class Y	1.92%	10.61%	4.95%	9.18%	11/08/96	0.74%	0.74%
S&P 500® Index***	1.38%	12.57%	7.31%	9.06%
Wilshire U.S. Real Estate Securities Index***	4.81%	12.44%	7.26%	10.78%

The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The Wilshire U.S. Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities. It reflects no deduction for fees or expenses. Investments cannot be made directly in the Index.
The performance data for Davis Real Estate Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflect Class A performance for the period after conversion.
**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B shares are no longer offered for new purchases.
***Inception return is from 01/03/94.

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND	December 31, 2015

Portfolio Composition		Industry Weightings
(% of Fund's 12/31/15 Net Assets)		(% of 12/31/15 Stock Holdings)

			Fund	Russell 3000®
Common Stock (U.S.)	72.01%	Information Technology	33.84%	19.90%
Common Stock (Foreign)	15.54%	Retailing	15.20%	5.23%
Preferred Stock (Foreign)	4.80%	Capital Goods	8.01%	7.52%
Short-Term Investments	7.97%	Media	7.11%	3.15%
Other Assets & Liabilities	(0.32)%	Diversified Financials	7.00%	4.66%
	100.00%	Transportation	5.14%	2.09%
		Health Care	4.28%	14.77%
		Energy	3.82%	5.92%
		Insurance	3.64%	3.02%
		Materials	3.00%	3.09%
		Banks	2.75%	6.23%
		Consumer Services	2.33%	2.32%
		Consumer Durables & Apparel	2.33%	1.64%
		Other	1.55%	20.46%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 12/31/15 Net Assets)

Alphabet Inc. *	Software & Services	7.03%
Amazon.com, Inc.	Retailing	6.08%
ASAC II L.P.	Software & Services	3.51%
Liberty Global PLC, Series C	Media	3.34%
Quotient Technology Inc.	Software & Services	2.73%
Internet Plus Holdings Ltd., Series A-10, Pfd.	Software & Services	2.68%
Wesco Aircraft Holdings, Inc.	Transportation	2.54%
United Technologies Corp.	Capital Goods	2.32%
Markel Corp.	Property & Casualty Insurance	2.30%
JPMorgan Chase & Co.	Banks	2.23%

* Alphabet Inc. holding includes Class A and Class C.

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2015

New Positions Added (01/01/15-12/31/15)
(Highlighted positions are those greater than 1.50% of the Fund's 12/31/15 net assets)
Security	Industry	Date of 1st Purchase	% of Fund's 12/31/15 Net Assets
Advance Auto Parts, Inc.	Retailing	05/15/15	0.67%
Apache Corp.	Energy	12/15/15	0.82%
Assa Abloy AB, Class B	Capital Goods	03/12/15	1.26%
Baoxin Auto Group Ltd.	Retailing	02/09/15	–
Cable One, Inc.	Media	07/02/15	1.13%
Cabot Oil & Gas Corp.	Energy	04/28/15	0.48%
Didi Kuaidi Joint Co., Series A-17, Pfd.	Software & Services	07/27/15	2.12%
Eaton Corp. PLC	Capital Goods	12/08/15	0.50%
Facebook Inc., Class A	Software & Services	11/16/15	1.00%
Internet Plus Holdings Ltd., Series A-10, Pfd.	Software & Services	01/29/15	2.68%
Johnson Controls, Inc.	Automobiles & Components	09/11/15	0.54%
JPMorgan Chase & Co.	Banks	02/25/15	2.23%
Liberty Interactive Corp.,
Liberty Ventures, Series A	Retailing	06/01/15	1.10%
Monsanto Co.	Materials	08/26/15	1.68%
Party City Holdco Inc.	Retailing	04/16/15	0.85%
Precision Castparts Corp.	Capital Goods	04/01/15	–
Standard Chartered PLC	Banks	06/11/15	0.31%
Sul America S.A.	Multi-line Insurance	05/18/15	1.06%
United Technologies Corp.	Capital Goods	06/22/15	2.32%
Univar Inc.	Capital Goods	06/18/15	0.50%
WESCO International, Inc.	Capital Goods	03/24/15	0.78%

Positions Closed (01/01/15-12/31/15)
(Gains and losses greater than $2,000,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
Altera Corp.	Semiconductors & Semiconductor
	Equipment	12/29/15	$803,269
Anthem Inc.	Health Care Equipment & Services	04/16/15	1,369,762
Baoxin Auto Group Ltd.	Retailing	12/17/15	59,016
Brasil Pharma S.A.	Food & Staples Retailing	12/08/15	(2,442,828)
CETIP S.A. - Mercados Organizados	Capital Markets	06/22/15	(1,579,841)
Diageo PLC	Food, Beverage & Tobacco	04/14/15	318,538
Endurance International Group Holdings, Inc.	Software & Services	05/12/15	1,885,073
Experian PLC	Commercial & Professional Services	04/14/15	(185,376)
Halliburton Co.	Energy	04/06/15	945,280
IDEXX Laboratories, Inc.	Health Care Equipment & Services	12/07/15	7,170,686
Lafarge S.A.	Materials	06/16/15	(48,644)
PACCAR Inc.	Capital Goods	02/24/15	4,794,428
Philip Morris International Inc.	Food, Beverage & Tobacco	02/04/15	319,357
Precision Castparts Corp.	Capital Goods	08/13/15	835,122
Sigma-Aldrich Corp.	Materials	03/12/15	1,427,339
Sysco Corp.	Food & Staples Retailing	03/24/15	337,128
Textron Inc.	Capital Goods	11/19/15	1,363,784
TransDigm Group, Inc.	Capital Goods	11/13/15	2,947,065
Twenty-First Century Fox, Inc., Class B	Media	07/02/15	175,440
Unilever N.V., NY Shares	Food, Beverage & Tobacco	06/01/15	117,097
U.S. Bancorp	Banks	06/18/15	3,075,051
Wells Fargo & Co.	Banks	10/22/15	6,407,274
Wells Fargo & Co., strike price $34.01,
expires 10/28/18, Stock Warrants	Banks	10/23/15	2,800,725
Youku Tudou Inc., Class A, ADR	Software & Services	10/22/15	1,692,876

DAVIS SERIES, INC.	Fund Overview
DAVIS GOVERNMENT BOND FUND	December 31, 2015

Portfolio Composition		Industry Weightings
(% of Fund's 12/31/15 Net Assets)		(% of 12/31/15 Fixed Income)

Fixed Income	92.80%	Collateralized Mortgage Obligations	54.95%
Short-Term Investments	6.76%	Fannie Mae Mortgage Pools	30.12%
Other Assets & Liabilities	0.44%	Freddie Mac Mortgage Pools	9.73%
	100.00%	Ginnie Mae Mortgage Pools	5.14%
		Other Agencies	0.06%
			100.00%

Top 10 Fixed Income Holdings
(% of Fund's 12/31/15 Net Assets)

NCUA Guaranteed Notes, 0.9835%, 12/08/20	Collateralized Mortgage Obligations	8.08%
Fannie Mae, 3.00%, 08/25/42	Collateralized Mortgage Obligations	6.03%
Fannie Mae, 3.65%, 01/01/18, Pool No. 467153	Fannie Mae Mortgage Pools	5.88%
Fannie Mae, 3.50%, 11/01/24, Pool No. MA2101	Fannie Mae Mortgage Pools	5.35%
Fannie Mae, 3.74%, 05/01/18, Pool No. 467626	Fannie Mae Mortgage Pools	5.22%
Fannie Mae, 2.50%, 11/01/22, Pool No. AQ4765	Fannie Mae Mortgage Pools	5.05%
Ginnie Mae, 3.00%, 05/20/30, Pool No. 784008	Ginnie Mae Mortgage Pools	4.77%
Freddie Mac, 3.00%, 10/01/24, Pool No. J29659	Freddie Mac Mortgage Pools	4.29%
Freddie Mac, 3.00%, 03/15/43	Collateralized Mortgage Obligations	4.17%
Freddie Mac, 4.00%, 12/15/39	Collateralized Mortgage Obligations	4.05%

DAVIS SERIES, INC.	Fund Overview
DAVIS GOVERNMENT MONEY MARKET FUND	December 31, 2015

Portfolio Composition		Maturity Diversification
(% of Fund's 12/31/15 Net Assets)		(% of 12/31/15 Portfolio Holdings)

Repurchase Agreements	29.04%	0-30 Days	68.31%
Federal Home Loan Bank	27.83%	31-90 Days	20.29%
Federal Farm Credit Bank	24.82%	91-180 Days	5.29%
Freddie Mac	5.90%	181-397 Days	6.11%
Fannie Mae	1.00%		100.00%
Other Assets & Liabilities	11.41%
	100.00%

The maturity dates of floating rate securities used in the Maturity Diversification table are considered to be the effective maturities, based on the reset dates of the securities' variable rates. See the Fund's Schedule of Investments for a listing of the floating rate securities.

DAVIS SERIES, INC.	Fund Overview
DAVIS FINANCIAL FUND	December 31, 2015

Portfolio Composition		Industry Weightings
(% of Fund's 12/31/15 Net Assets)		(% of 12/31/15 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	78.18%	Diversified Financials	42.57%	4.97%
Common Stock (Foreign)	9.35%	Insurance	27.33%	2.71%
Short-Term Investments	12.03%	Banks	26.80%	6.04%
Other Assets & Liabilities	0.44%	Information Technology	3.30%	20.69%
	100.00%	Health Care	–	15.15%
		Capital Goods	–	7.25%
		Energy	–	6.50%
		Food, Beverage & Tobacco	–	5.64%
		Retailing	–	5.52%
		Media	–	3.03%
		Other	–	22.50%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 12/31/15 Net Assets)

Wells Fargo & Co.	Banks	7.29%
Markel Corp.	Property & Casualty Insurance	6.49%
Bank of New York Mellon Corp.	Capital Markets	5.38%
Visa Inc., Class A	Diversified Financial Services	5.14%
American Express Co.	Consumer Finance	5.01%
Berkshire Hathaway Inc., Class A	Diversified Financial Services	4.50%
JPMorgan Chase & Co.	Banks	4.47%
ACE Ltd.	Property & Casualty Insurance	3.79%
Everest Re Group, Ltd.	Reinsurance	3.71%
Citizens Financial Group Inc.	Banks	3.36%

New Positions Added (01/01/15-12/31/15)
Security	Industry	Date of 1st Purchase	% of Fund's 12/31/15 Net Assets
DBS Group Holdings Ltd.	Banks	09/02/15	1.69%
Standard Chartered PLC	Banks	05/18/15	1.78%

Positions Closed (01/01/15-12/31/15)
Security	Industry	Date of Final Sale	Realized Gain
SKBHC Holdings LLC	Banks	10/01/15	$1,070,654

DAVIS SERIES, INC.	Fund Overview
DAVIS APPRECIATION & INCOME FUND	December 31, 2015

Portfolio Composition		Industry Weightings
(% of Fund's 12/31/15 Net Assets)		(% of 12/31/15 Long-Term Portfolio)

			Fund	S&P 500®
Common Stock (U.S.)	60.41%	Information Technology	16.99%	20.69%
Common Stock (Foreign)	4.95%	Capital Goods	14.08%	7.25%
Convertible Bonds (U.S.)	13.52%	Energy	11.85%	6.50%
Convertible Bonds (Foreign)	4.35%	Banks	9.71%	6.04%
Convertible Preferred Stock	8.64%	Retailing	9.04%	5.52%
Corporate Bonds (U.S.)	4.00%	Materials	7.67%	2.76%
Corporate Bonds (Foreign)	1.46%	Food, Beverage & Tobacco	6.48%	5.64%
Short-Term Investments	3.15%	Health Care	6.19%	15.15%
Other Assets & Liabilities	(0.48)%	Commercial & Professional Services	3.66%	0.70%
	100.00%	Food & Staples Retailing	3.52%	2.36%
		Diversified Financials	3.38%	4.97%
		Utilities	2.40%	2.99%
		Media	2.09%	3.03%
		Consumer Services	1.77%	1.90%
		Other	1.17%	14.50%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 12/31/15 Net Assets)

Tyson Foods, Inc., 4.75%, Conv. Pfd.	Food, Beverage & Tobacco	6.30%
Intel Corp., Conv. Jr. Sub. Deb., 3.25%, 08/01/39	Semiconductors & Semiconductor Equipment	6.11%
Amazon.com, Inc.	Retailing	4.53%
Kohl's Corp.	Retailing	4.27%
General Electric Co.	Capital Goods	4.00%
Bank of America Corp.	Banks	3.88%
Citigroup Inc.	Banks	3.77%
Universal Health Services, Inc., Class B	Health Care Equipment & Services	3.72%
Waste Connections, Inc.	Commercial & Professional Services	3.56%
Quanta Services, Inc.	Capital Goods	3.44%

DAVIS SERIES, INC.	Fund Overview
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2015

New Positions Added (01/01/15-12/31/15)
(Highlighted positions are those greater than 1.20% of the Fund's 12/31/15 net assets)
Security	Industry	Date of 1st Purchase	% of Fund's 12/31/15 Net Assets
Allegheny Technologies, Inc., Sr. Notes,
5.95%, 01/15/21	Materials	07/20/15	0.62%
American Express Co., Jr. Sub. Deb., 5.20%	Consumer Finance	04/14/15	–
Bank of America Corp., Series Z,
Jr. Sub Deb., 6.50%	Banks	04/23/15	0.34%
Campus Crest Communities, Inc., Series A,
8.00%, Cum. Pfd.	Real Estate	04/01/15	–
Chesapeake Energy Corp., 144A 5.75%,
Conv. Pfd.	Energy	05/01/15	–
Citigroup Inc., Series N, Jr. Sub. Deb., 5.80%	Banks	04/22/15	0.63%
Citigroup Inc., Series O, Jr. Sub. Deb., 5.875%	Banks	04/17/15	0.63%
Encana Corp.	Energy	04/17/15	1.32%
FireEye, Inc.	Software & Services	12/10/15	1.22%
FireEye, Inc., Series A, 144A Conv. Sr.
Notes, 1.00%, 06/01/35	Software & Services	12/09/15	0.55%
FireEye, Inc., Series B, 144A Conv. Sr.
Notes, 1.625%, 06/01/35	Software & Services	10/09/15	1.03%
Nabors Industries Inc., Sr. Notes,
5.00%, 09/15/20	Energy	04/01/15	1.12%
NXP Semiconductor N.V., Conv. Sr.	Semiconductors & Semiconductor
Notes, 1.00%, 12/01/19	Equipment	12/10/15	2.46%
Qihoo 360 Technology Co. Ltd., Conv. Sr.
Notes, 2.50%, 09/15/18	Software & Services	03/20/15	1.89%
RTI International Metals, Inc., Conv. Sr.
Notes, 1.625%, 10/15/19	Materials	01/15/15	2.55%
salesforce.com, inc., Conv. Sr.
Notes, 0.25%, 04/01/18	Software & Services	01/29/15	3.28%
Transocean Inc., Sr. Notes, 6.00%, 03/15/18	Energy	04/08/15	1.14%
United States Steel Corp.	Materials	10/09/15	0.22%

Positions Closed (01/01/15-12/31/15)
(Gains and losses greater than $1,200,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
AES Corp.	Utilities	09/18/15	$(4,079,610)
American Express Co., Jr. Sub. Deb., 5.20%	Consumer Finance	10/02/15	(54,844)
Campus Crest Communities, Inc., Series A,
8.00%, Cum. Pfd.	Real Estate	04/06/15	13,395
Chesapeake Energy Corp., 144A 5.75%,
Conv. Pfd.	Energy	05/06/15	(87,768)
Fairchild Semiconductor International, Inc.	Semiconductors & Semiconductor
	Equipment	11/18/15	2,019,623
Forest City Enterprises, Inc., Class A	Real Estate	06/18/15	20,359
Forest City Enterprises, Inc., Conv. Sr.
Notes, 4.25%, 08/15/18	Real Estate	02/27/15	1,244,704
Forest City Enterprises, Inc., Conv. Sr.
Notes, 3.625%, 08/15/20	Real Estate	02/27/15	475,798
Kohl's Corp., Sr. Notes, 6.25%, 12/15/17	Retailing	07/17/15	107,151
Masco Corp., Sr. Notes, 6.125%, 10/03/16	Capital Goods	10/02/15	28,898
Tyson Foods, Inc., Class A	Food, Beverage & Tobacco	07/06/15	1,055,741
United States Steel Corp., Conv. Sr.
Notes, 2.75%, 04/01/19	Materials	12/10/15	(1,265,877)

DAVIS SERIES, INC.	Fund Overview
DAVIS REAL ESTATE FUND	December 31, 2015

Portfolio Composition		Industry Weightings
(% of Fund's 12/31/15 Net Assets)		(% of 12/31/15 Stock Holdings)

				Wilshire U.S.
				Real Estate
			Fund	Securities Index
Common Stock (U.S.)	95.33%	Retail REITs	26.99%	23.89%
Common Stock (Foreign)	1.11%	Residential REITs	22.36%	19.06%
Preferred Stock	0.14%	Office REITs	14.42%	15.70%
Short-Term Investments	3.26%	Industrial REITs	12.66%	4.79%
Other Assets & Liabilities	0.16%	Specialized REITs	9.56%	14.32%
	100.00%	Diversified REITs	3.48%	3.33%
		Diversified Real Estate Activities	3.35%	–
		Consumer Services	3.07%	0.25%
		Information Technology	1.15%	–
		Health Care REITs	1.13%	11.71%
		Real Estate Operating Companies	1.03%	0.87%
		Hotel & Resort REITs	0.80%	6.08%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 12/31/15 Net Assets)

Boston Properties, Inc.	Office REITs	5.17%
Simon Property Group, Inc.	Retail REITs	4.65%
Vornado Realty Trust	Office REITs	3.94%
Acadia Realty Trust	Retail REITs	3.64%
Kite Realty Group Trust	Retail REITs	3.56%
Alexander & Baldwin Inc.	Diversified Real Estate Activities	3.23%
CyrusOne Inc.	Specialized REITs	3.15%
American Campus Communities, Inc.	Residential REITs	3.02%
American Residential Properties, Inc.	Residential REITs	2.97%
AvalonBay Communities, Inc.	Residential REITs	2.72%

DAVIS SERIES, INC.	Fund Overview
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2015

New Positions Added (01/01/15-12/31/15)
(Highlighted positions are those greater than 1.25% of the Fund's 12/31/15 net assets)
Security	Industry	Date of 1st Purchase	% of Fund's 12/31/15 Net Assets
American Tower Corp.	Specialized REITs	04/16/15	–
Apartment Investment & Management Co.,
Class A	Residential REITs	01/14/15	1.26%
Brixmor Property Group, Inc.	Retail REITs	02/10/15	2.06%
Brookdale Senior Living Inc.	Real Estate Operating Companies	01/07/15	–
Camden Property Trust	Residential REITs	01/29/15	–
Campus Crest Communities Inc., Series A,
8.00%, Cum. Pfd.	Residential REITs	04/01/15	0.09%
CorEnergy Infrastructure Trust, Inc.	Specialized REITs	12/08/15	0.42%
CorEnergy Infrastructure Trust, Inc.,
Series A, 7.375%, Cum. Pfd.	Specialized REITs	12/08/15	0.05%
Crown Castle International Corp.	Specialized REITs	01/13/15	1.65%
CyrusOne Inc.	Specialized REITs	01/07/15	3.15%
DiamondRock Hospitality Co.	Hotel & Resort REITs	02/05/15	0.77%
Equinix Inc.	Office REITs	01/08/15	–
Equity Residential	Residential REITs	06/29/15	2.48%
HCP, Inc.	Health Care REITs	03/18/15	–
Hyatt Hotels Corp., Class A	Consumer Services	01/07/15	1.18%
InterXion Holding N.V.	Software & Services	06/04/15	1.11%
QTS Realty Trust Inc., Class A	Specialized REITs	03/09/15	–
Retail Opportunity Investments Corp.	Retail REITs	01/07/15	1.95%
Rexford Industrial Realty, Inc.	Industrial REITs	09/01/15	0.18%
Starwood Hotels & Resorts Worldwide, Inc.	Consumer Services	07/17/15	0.94%
UDR, Inc.	Residential REITs	01/14/15	1.48%
Welltower Inc.	Health Care REITs	03/18/15	–
Windstream Holdings Inc.	Telecommunication Services	01/13/15	–

DAVIS SERIES, INC.	Fund Overview
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2015

Positions Closed (01/01/15-12/31/15)
(Gains and losses greater than $750,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
American Tower Corp.	Specialized REITs	12/04/15	$(169,010)
Brandywine Realty Trust	Office REITs	12/09/15	(509,979)
Brookdale Senior Living Inc.	Real Estate Operating Companies	10/14/15	(1,992,916)
Camden Property Trust	Residential REITs	08/25/15	(201,954)
Campus Crest Communities, Inc.	Residential REITs	02/17/15	97,833
Care Capital Properties, Inc.	Health Care REITs	08/17/15	9,698
Communications Sales & Leasing, Inc.	Specialized REITs	06/05/15	(160,426)
CoreSite Realty Corp.	Office REITs	01/09/15	1,153,855
Corporate Office Properties Trust	Office REITs	08/12/15	(16,192)
CubeSmart	Specialized REITs	01/07/15	1,204,545
Equinix Inc.	Office REITs	04/24/15	340,417
Forest City Enterprises, Inc., Conv.
Sr. Notes, 5.00%, 10/15/16	Real Estate Operating Companies	12/04/15	656,417
General Growth Properties, Inc.	Retail REITs	08/26/15	1,638,911
HCP, Inc.	Health Care REITs	03/18/15	46,579
Host Hotels & Resorts Inc.	Hotel & Resort REITs	02/27/15	1,161,088
Las Vegas Sands Corp.	Consumer Services	04/16/15	(213,059)
LaSalle Hotel Properties	Hotel & Resort REITs	05/07/15	772,997
Paramount Group, Inc.	Office REITs	04/14/15	101,824
Public Storage	Specialized REITs	01/16/15	686,052
QTS Realty Trust Inc., Class A	Specialized REITs	08/13/15	208,396
SBA Communications Corp., Class A	Telecommunication Services	03/13/15	676,607
SL Green Realty Corp.	Office REITs	03/20/15	601,345
Taubman Centers, Inc.	Retail REITs	02/18/15	(116,346)
Urban Edge Properties	Retail REITs	02/10/15	186,830
Ventas, Inc.	Health Care REITs	11/06/15	441,348
Welltower Inc.	Health Care REITs	11/06/15	(589,769)
Weyerhaeuser Co.	Specialized REITs	01/14/15	820,518
Windstream Holdings Inc.	Telecommunication Services	06/04/15	(157,089)
WP GLIMCHER, Inc.	Retail REITs	02/10/15	(19,257)
Wynn Resorts Ltd.	Consumer Services	04/16/15	(486,751)

DAVIS SERIES, INC.	Expense Example

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended December 31, 2015.

Actual Expenses

The information represented in the row entitled "Actual" provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would have been higher, and your ending account value would have been lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the information in the row entitled "Hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DAVIS SERIES, INC.	Expense Example – (Continued)

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/15)	(12/31/15)	(07/01/15-12/31/15)

Davis Opportunity Fund
Class A (annualized expense ratio 0.96%**)
Actual	$1,000.00	$998.72	$4.84
Hypothetical	$1,000.00	$1,020.37	$4.89
Class B (annualized expense ratio 2.03%**)
Actual	$1,000.00	$993.63	$10.20
Hypothetical	$1,000.00	$1,014.97	$10.31
Class C (annualized expense ratio 1.76%**)
Actual	$1,000.00	$994.65	$8.85
Hypothetical	$1,000.00	$1,016.33	$8.94
Class Y (annualized expense ratio 0.73%**)
Actual	$1,000.00	$999.92	$3.68
Hypothetical	$1,000.00	$1,021.53	$3.72

Davis Government Bond Fund
Class A (annualized expense ratio 1.03%**)
Actual	$1,000.00	$997.87	$5.19
Hypothetical	$1,000.00	$1,020.01	$5.24
Class B (annualized expense ratio 1.98%**)
Actual	$1,000.00	$994.44	$9.95
Hypothetical	$1,000.00	$1,015.22	$10.06
Class C (annualized expense ratio 1.75%**)
Actual	$1,000.00	$994.50	$8.80
Hypothetical	$1,000.00	$1,016.38	$8.89
Class Y (annualized expense ratio 0.58%**)
Actual	$1,000.00	$1,000.10	$2.92
Hypothetical	$1,000.00	$1,022.28	$2.96

Davis Government Money Market Fund
Class A, B, C, and Y (annualized expense ratio 0.17%**)
Actual	$1,000.00	$1,000.05	$0.86
Hypothetical	$1,000.00	$1,024.35	$0.87

Davis Financial Fund
Class A (annualized expense ratio 0.87%**)
Actual	$1,000.00	$984.81	$4.35
Hypothetical	$1,000.00	$1,020.82	$4.43
Class B (annualized expense ratio 2.01%**)
Actual	$1,000.00	$979.13	$10.03
Hypothetical	$1,000.00	$1,015.07	$10.21
Class C (annualized expense ratio 1.75%**)
Actual	$1,000.00	$980.57	$8.74
Hypothetical	$1,000.00	$1,016.38	$8.89
Class Y (annualized expense ratio 0.71%**)
Actual	$1,000.00	$985.92	$3.55
Hypothetical	$1,000.00	$1,021.63	$3.62

DAVIS SERIES, INC.	Expense Example – (Continued)

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/15)	(12/31/15)	(07/01/15-12/31/15)

Davis Appreciation & Income Fund
Class A (annualized expense ratio 0.86%**)
Actual	$1,000.00	$887.89	$4.09
Hypothetical	$1,000.00	$1,020.87	$4.38
Class B (annualized expense ratio 1.99%**)
Actual	$1,000.00	$882.75	$9.44
Hypothetical	$1,000.00	$1,015.17	$10.11
Class C (annualized expense ratio 1.72%**)
Actual	$1,000.00	$883.88	$8.17
Hypothetical	$1,000.00	$1,016.53	$8.74
Class Y (annualized expense ratio 0.68%**)
Actual	$1,000.00	$888.57	$3.24
Hypothetical	$1,000.00	$1,021.78	$3.47

Davis Real Estate Fund
Class A (annualized expense ratio 0.94%**)
Actual	$1,000.00	$1,074.12	$4.91
Hypothetical	$1,000.00	$1,020.47	$4.79
Class B (annualized expense ratio 2.08%**)
Actual	$1,000.00	$1,067.99	$10.84
Hypothetical	$1,000.00	$1,014.72	$10.56
Class C (annualized expense ratio 1.82%**)
Actual	$1,000.00	$1,069.50	$9.49
Hypothetical	$1,000.00	$1,016.03	$9.25
Class Y (annualized expense ratio 0.73%**)
Actual	$1,000.00	$1,075.37	$3.82
Hypothetical	$1,000.00	$1,021.53	$3.72

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class's annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements and/or waivers from the Adviser.

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND	December 31, 2015

	Shares	Value (Note 1)
COMMON STOCK – (87.55%)
CONSUMER DISCRETIONARY – (25.44%)
Automobiles & Components – (0.54%)
Johnson Controls, Inc.	74,150	$2,928,184
Consumer Durables & Apparel – (2.15%)
Compagnie Financiere Richemont S.A., Unit A (Switzerland)	42,680	3,072,312
Hunter Douglas N.V. (Netherlands)	72,060	2,834,474
NIKE, Inc., Class B	90,910	5,681,875
		11,588,661
Consumer Services – (2.15%)
Las Vegas Sands Corp.	264,755	11,606,859
Media – (6.56%)
Cable One, Inc.	14,045	6,090,755
Liberty Global PLC, LiLAC Class C *	21,680	932,240
Liberty Global PLC, Series C *	441,340	17,993,432
Time Warner Cable Inc.	55,960	10,385,616
		35,402,043
Retailing – (14.04%)
Advance Auto Parts, Inc.	24,155	3,635,569
Amazon.com, Inc. *	48,530	32,800,942
JD.com Inc., Class A, ADR (China)*	290,560	9,374,918
Jumei International Holding Ltd., Class A, ADR (China)*	44,840	406,250
Liberty Interactive Corp., Liberty Ventures, Series A *	132,100	5,959,031
Lowe's Cos, Inc.	75,110	5,711,364
Party City Holdco Inc. *	356,510	4,602,544
Priceline Group Inc. *	5,685	7,248,091
TJX Cos, Inc.	36,405	2,581,479
Vipshop Holdings Ltd., Class A, ADR (China)*	222,470	3,397,117
		75,717,305
	Total Consumer Discretionary	137,243,052
CONSUMER STAPLES – (0.89%)
Household & Personal Products – (0.89%)
Colgate-Palmolive Co.	71,960	4,793,975
	Total Consumer Staples	4,793,975
ENERGY – (3.53%)
Apache Corp.	99,100	4,406,977
Cabot Oil & Gas Corp.	146,200	2,586,278
Encana Corp. (Canada)	1,714,190	8,725,227
Ultra Petroleum Corp. *	1,334,750	3,336,875
	Total Energy	19,055,357
FINANCIALS – (12.36%)
Banks – (2.54%)
JPMorgan Chase & Co.	181,830	12,006,235
Standard Chartered PLC (United Kingdom)	201,772	1,676,738
		13,682,973
Diversified Financials – (6.46%)
Capital Markets – (1.49%)
Charles Schwab Corp.	244,550	8,053,031
Consumer Finance – (0.40%)
LendingClub Corp. *	194,830	2,152,872

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2015

	Shares/Units	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Diversified Financials – (Continued)
Diversified Financial Services – (4.57%)
Berkshire Hathaway Inc., Class B *	78,980	$10,428,519
BM&FBOVESPA S.A. (Brazil)	1,019,100	2,805,182
Visa Inc., Class A	147,360	11,427,768
		24,661,469
		34,867,372
Insurance – (3.36%)
Multi-line Insurance – (1.06%)
Sul America S.A. (Brazil)	1,211,300	5,697,894
Property & Casualty Insurance – (2.30%)
Markel Corp. *	14,075	12,433,151
		18,131,045
	Total Financials	66,681,390
HEALTH CARE – (3.96%)
Health Care Equipment & Services – (2.50%)
Diagnosticos da America S.A. (Brazil)	149,770	382,351
Express Scripts Holding Co. *	34,210	2,990,296
Laboratory Corp. of America Holdings *	25,290	3,126,856
Quest Diagnostics Inc.	49,935	3,552,376
UnitedHealth Group Inc.	29,215	3,436,852
		13,488,731
Pharmaceuticals, Biotechnology & Life Sciences – (1.46%)
Agilent Technologies, Inc.	28,234	1,180,464
Valeant Pharmaceuticals International, Inc. (Canada)*	65,610	6,669,256
		7,849,720
	Total Health Care	21,338,451
INDUSTRIALS – (12.15%)
Capital Goods – (7.40%)
Assa Abloy AB, Class B (Sweden)	321,600	6,781,394
Eaton Corp. PLC	51,950	2,703,478
KBR, Inc.	105,300	1,781,676
Rockwell Automation, Inc.	90,610	9,297,492
United Technologies Corp.	130,125	12,501,109
Univar Inc. *	156,990	2,670,400
WESCO International, Inc. *	95,760	4,182,797
		39,918,346
Transportation – (4.75%)
CAR Inc. (China)*	2,267,000	3,755,883
Kuehne + Nagel International AG (Switzerland)	59,286	8,156,560
Wesco Aircraft Holdings, Inc. *	1,145,045	13,706,189
		25,618,632
	Total Industrials	65,536,978
INFORMATION TECHNOLOGY – (26.45%)
Semiconductors & Semiconductor Equipment – (2.05%)
Applied Materials, Inc.	116,400	2,173,188
Intel Corp.	70,700	2,435,615

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2015

	Shares/Units/ Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (CONTINUED)
Semiconductors & Semiconductor Equipment – (Continued)
Texas Instruments Inc.	118,160	$6,476,350
		11,085,153
Software & Services – (23.73%)
Alphabet Inc., Class A *	21,978	17,099,104
Alphabet Inc., Class C *	27,413	20,803,178
Angie's List Inc. *	1,107,625	10,356,294
ASAC II L.P. *(a)	6,900,000	18,909,450
Facebook Inc., Class A *	51,350	5,374,291
GrubHub, Inc. *	128,330	3,105,586
International Business Machines Corp.	5,344	735,441
Microsoft Corp.	142,130	7,885,372
Oracle Corp.	161,255	5,890,645
Qihoo 360 Technology Co. Ltd., Class A, ADR (China)*	53,240	3,876,404
Quotient Technology Inc. *	2,159,020	14,724,516
salesforce.com, inc. *	38,865	3,047,016
SAP SE, ADR (Germany)	30,391	2,403,928
SouFun Holdings Ltd., Class A, ADR (China)	1,312,340	9,698,193
YY Inc., Class A, ADR (China)*	65,560	4,095,533
		128,004,951
Technology Hardware & Equipment – (0.67%)
Hewlett Packard Enterprise Co.	118,184	1,796,397
HP Inc.	118,184	1,399,298
Keysight Technologies, Inc. *	14,117	399,935
		3,595,630
	Total Information Technology	142,685,734
MATERIALS – (2.77%)
Monsanto Co.	91,830	9,047,092
Praxair, Inc.	28,300	2,897,920
Sherwin-Williams Co.	11,620	3,016,552
	Total Materials	14,961,564
TOTAL COMMON STOCK – (Identified cost $436,167,270)		472,296,501
PREFERRED STOCK – (4.80%)
INFORMATION TECHNOLOGY – (4.80%)
Software & Services – (4.80%)
Didi Kuaidi Joint Co., Series A-17 (China)*(a)	408,879	11,460,265
Internet Plus Holdings Ltd., Series A-10 (China)*(a)	3,745,277	14,459,391
	Total Information Technology	25,919,656
TOTAL PREFERRED STOCK – (Identified cost $22,906,961)		25,919,656
SHORT-TERM INVESTMENTS – (7.97%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.27%, 01/04/16, dated 12/31/15, repurchase value of $11,651,350 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.59%-6.50%, 06/01/22-12/01/45, total market value $11,884,020)	$11,651,000	11,651,000

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2015

		Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (CONTINUED)
	Nomura Securities International, Inc. Joint Repurchase Agreement, 0.34%, 01/04/16, dated 12/31/15, repurchase value of $24,364,920 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-7.50%, 12/01/20-08/20/65, total market value $24,851,280)	$24,364,000	$24,364,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.45%, 01/04/16, dated 12/31/15, repurchase value of $6,961,348 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.128%-5.50%, 01/01/21-01/01/46, total market value $7,100,220)	6,961,000	6,961,000
		TOTAL SHORT-TERM INVESTMENTS – (Identified cost $42,976,000)	42,976,000
		Total Investments – (100.32%) – (Identified cost $502,050,231) – (b)	541,192,157
		Liabilities Less Other Assets – (0.32%)	(1,729,717)
		Net Assets – (100.00%)	$539,462,440

ADR: American Depositary Receipt

*	Non-Income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(b)	Aggregate cost for federal income tax purposes is $508,971,162. At December 31, 2015 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

		Unrealized appreciation	$120,072,811
		Unrealized depreciation	(87,851,816)
		Net unrealized appreciation	$32,220,995

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND	December 31, 2015

	Principal	Value (Note 1)
MORTGAGES – (92.75%)
COLLATERALIZED MORTGAGE OBLIGATIONS – (51.00%)
Fannie Mae, 4.00%, 02/25/19	$303,291	$313,669
Fannie Mae, 3.50%, 10/25/20	702,176	724,212
Fannie Mae, 0.6216%, 02/25/37 (a)	423	423
Fannie Mae, 0.7716%, 07/25/37 (a)	212,231	212,573
Fannie Mae, 5.50%, 04/25/42	439,949	492,698
Fannie Mae, 3.00%, 08/25/42	3,535,343	3,601,402
Freddie Mac, 4.50%, 07/15/18	179,301	185,814
Freddie Mac, 3.50%, 07/15/24	57,904	58,193
Freddie Mac, 5.00%, 01/15/25	1,630,085	1,670,195
Freddie Mac, 4.00%, 01/15/26	860,391	905,527
Freddie Mac, 3.00%, 10/15/26	1,904,680	1,917,319
Freddie Mac, 4.00%, 01/15/28	250,263	253,270
Freddie Mac, 4.00%, 04/15/29	1,658,986	1,736,019
Freddie Mac, 4.00%, 03/15/37	733,758	751,294
Freddie Mac, 2.50%, 10/15/39	1,806,684	1,811,057
Freddie Mac, 4.00%, 12/15/39	2,287,557	2,417,355
Freddie Mac, 3.00%, 03/15/43	2,435,000	2,490,609
Freddie Mac Multifamily Structured Pass-Through, 5.085%, 03/25/19	2,000,000	2,179,500
Ginnie Mae, 3.00%, 09/16/34	1,500,000	1,524,840
Ginnie Mae, 3.50%, 07/20/36	375,056	387,647
Ginnie Mae, 3.00%, 12/20/37	397,986	407,139
Ginnie Mae, 4.00%, 11/20/38	457,161	474,251
Ginnie Mae, 3.50%, 08/20/39	863,060	890,054
Ginnie Mae, 4.00%, 09/20/39	201,358	211,324
NCUA Guaranteed Notes, 0.9835%, 12/08/20 (b)	4,754,578	4,821,829
Total Collateralized Mortgage Obligations		30,438,213
FANNIE MAE POOLS – (27.95%)
6.00%, 09/01/17, Pool No. 665776	170,179	176,427
3.65%, 01/01/18, Pool No. 467153	3,384,628	3,510,840
4.50%, 03/01/18, Pool No. AJ0354	278,141	281,281
3.74%, 05/01/18, Pool No. 467626	2,985,188	3,114,830
3.00%, 10/01/21, Pool No. MA0865	1,425,945	1,480,140
2.50%, 11/01/22, Pool No. AQ4765	2,948,372	3,014,871
3.00%, 12/01/23, Pool No. MA1691	1,613,274	1,676,661
3.50%, 11/01/24, Pool No. MA2101	3,032,728	3,192,692
6.50%, 07/01/32, Pool No. 635069	33,651	36,023
6.00%, 09/01/37, Pool No. 888796	175,869	199,076
Total Fannie Mae Pools		16,682,841
FREDDIE MAC POOLS – (9.03%)
2.50%, 05/01/23, Pool No. G14738	1,863,872	1,912,222
4.00%, 05/01/24, Pool No. J09596	569,136	597,471
3.00%, 10/01/24, Pool No. J29659	2,454,163	2,560,594
3.50%, 01/01/26, Pool No. G18373	302,489	318,849
Total Freddie Mac Pools		5,389,136

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND - (CONTINUED)	December 31, 2015

		Principal	Value (Note 1)
MORTGAGES – (CONTINUED)
GINNIE MAE POOLS – (4.77%)
	3.00%, 05/20/30, Pool No. 784008	$2,708,468	$2,847,329
		Total Ginnie Mae Pools	2,847,329
	TOTAL MORTGAGES – (Identified cost $55,083,198)		55,357,519
OTHER AGENCIES – (0.05%)
	Housing Urban Development, 6.00%, 08/01/20	30,000	30,446
	TOTAL OTHER AGENCIES – (Identified cost $30,000)		30,446
SHORT-TERM INVESTMENTS – (6.76%)
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.27%, 01/04/16, dated 12/31/15, repurchase value of $1,093,033 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.59%-6.50%, 06/01/22-12/01/45, total market value $1,114,860)	1,093,000	1,093,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 0.34%, 01/04/16, dated 12/31/15, repurchase value of $2,288,086 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.49%-8.00%, 02/01/17-08/20/65, total market value $2,333,760)	2,288,000	2,288,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.45%, 01/04/16, dated 12/31/15, repurchase value of $654,033 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.27%-4.50%, 01/01/21-01/01/46, total market value $667,080)	654,000	654,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $4,035,000)		4,035,000
	Total Investments – (99.56%) – (Identified cost $59,148,198) – (c)		59,422,965
	Other Assets Less Liabilities – (0.44%)		260,897
	Net Assets – (100.00%)		$59,683,862

(a)
The interest rates on floating rate securities, shown as of December 31, 2015, may change daily or less frequently and are based on indices of market interest rates. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.

(b)	The interest rates on adjustable rate securities, shown as of December 31, 2015, may change daily or less frequently and are based on indices of market interest rates.

(c)	Aggregate cost for federal income tax purposes is $59,148,198. At December 31, 2015 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation		$422,164
	Unrealized depreciation		(147,397)
	Net unrealized appreciation		$274,767

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND	December 31, 2015

	Principal	Value (Note 1)
FANNIE MAE – (1.00%)
5.00%, 03/15/16	$1,145,000	$1,155,811
0.2067%, 10/21/16 (a)	1,100,000	1,099,885
TOTAL FANNIE MAE – (Identified cost $2,255,696)		2,255,696
FEDERAL FARM CREDIT BANK – (24.82%)
0.4675%, 02/24/16 (a)	3,000,000	3,000,382
1.05%, 03/28/16	1,700,000	1,703,009
0.38%, 04/18/16 (a)	1,000,000	1,000,114
0.4721%, 04/20/16 (a)	5,150,000	5,151,876
0.75%, 05/17/16	1,500,000	1,502,672
0.4032%, 05/25/16 (a)	905,000	904,925
0.4831%, 06/30/16 (a)	5,500,000	5,499,615
0.45%, 07/12/16	3,000,000	2,999,208
0.4416%, 08/26/16 (a)	1,250,000	1,250,417
0.347%, 09/12/16 (a)	870,000	869,553
0.337%, 09/14/16 (a)	13,000,000	13,000,349
0.393%, 09/22/16 (a)	3,000,000	2,999,945
0.2638%, 10/03/16 (a)	2,000,000	2,000,000
0.3205%, 10/11/16 (a)	5,000,000	4,999,456
0.51%, 12/14/16 (a)	5,000,000	5,000,000
0.3871%, 12/19/16 (a)	2,000,000	1,999,134
0.4516%, 12/28/16 (a)	2,000,000	1,999,815
TOTAL FEDERAL FARM CREDIT BANK – (Identified cost $55,880,470)		55,880,470
FEDERAL HOME LOAN BANK – (27.83%)
Discount Note, 0.10%, 01/04/16 (b)	2,000,000	1,999,983
Discount Note, 0.11%, 01/08/16 (b)	2,000,000	1,999,957
Discount Note, 0.255%, 01/15/16 (b)	2,500,000	2,499,752
Discount Note, 0.3101%, 02/03/16 (b)	2,500,000	2,499,290
Discount Note, 0.4102%, 02/08/16 (b)	1,000,000	999,567
Discount Note, 0.4003%, 02/19/16 (b)	2,500,000	2,498,639
Discount Note, 0.5412%, 05/16/16 (b)	2,500,000	2,494,900
0.16%, 01/22/16	5,000,000	4,999,875
0.247%, 02/09/16 (a)	2,000,000	2,000,000
0.42%, 02/12/16	1,000,000	1,000,161
0.35%, 02/29/16	5,000,000	5,000,758
0.30%, 03/01/16	2,510,000	2,510,102
0.34%, 03/14/16	3,445,000	3,445,449
0.83%, 04/19/16	1,000,000	1,001,585
5.375%, 05/18/16	1,000,000	1,018,915
0.30%, 05/26/16	2,000,000	1,997,385
0.463%, 06/29/16 (a)	5,500,000	5,500,330
0.25%, 07/13/16	4,995,000	4,990,093
0.358%, 07/22/16 (a)	5,000,000	5,000,000
0.305%, 08/18/16 (a)	5,000,000	4,999,842
0.50%, 09/21/16	1,000,000	999,654

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND - (CONTINUED)	December 31, 2015

		Principal	Value (Note 1)
FEDERAL HOME LOAN BANK – (CONTINUED)
	0.50%, 09/28/16	$3,200,000	$3,201,480
		TOTAL FEDERAL HOME LOAN BANK – (Identified cost $62,657,717)	62,657,717
FREDDIE MAC – (5.90%)
	Discount Note, 0.2701%, 02/24/16 (b)	1,300,000	1,299,473
	Discount Note, 0.2701%, 02/25/16 (b)	2,000,000	1,999,175
	4.75%, 01/19/16	3,000,000	3,006,708
	0.40%, 03/15/16	4,450,000	4,451,132
	5.25%, 04/18/16	2,500,000	2,536,740
		TOTAL FREDDIE MAC – (Identified cost $13,293,228)	13,293,228
REPURCHASE AGREEMENTS – (29.04%)
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.27%, 01/04/16, dated 12/31/15, repurchase value of $17,726,532 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.59%-6.50%, 06/01/22-12/01/45, total market value $18,080,520)	17,726,000	17,726,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 0.34%, 01/04/16, dated 12/31/15, repurchase value of $37,068,400 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.344%-7.00%, 11/01/16-09/20/65, total market value $37,808,340)	37,067,000	37,067,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.45%, 01/04/16, dated 12/31/15, repurchase value of $10,591,530 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.128%-5.50%, 07/01/19-10/01/44, total market value $10,802,820)	10,591,000	10,591,000
		TOTAL REPURCHASE AGREEMENTS – (Identified cost $65,384,000)	65,384,000
	Total Investments – (88.59%) – (Identified cost $199,471,111) – (c)		199,471,111
	Other Assets Less Liabilities – (11.41%)		25,679,816
		Net Assets – (100.00%)	$225,150,927

(a)
The interest rates on floating rate securities, shown as of December 31, 2015, may change daily or less frequently and are based on indices of market interest rates. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.

(b)	Zero coupon bonds reflect the effective yield on the date of purchase.

(c)	Aggregate cost for federal income tax purposes is $199,471,111.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND	December 31, 2015

	Shares	Value (Note 1)
COMMON STOCK – (87.53%)
FINANCIALS – (84.64%)
Banks – (23.46%)
Banner Corp. (a)	254,227	$11,367,379
Citizens Financial Group Inc.	1,174,640	30,763,822
DBS Group Holdings Ltd. (Singapore)	1,312,000	15,443,459
ICICI Bank Ltd., ADR (India)	608,485	4,764,437
JPMorgan Chase & Co.	618,980	40,871,249
Standard Chartered PLC (United Kingdom)	1,958,870	16,278,338
U.S. Bancorp	666,071	28,421,250
Wells Fargo & Co.	1,227,309	66,716,517
		214,626,451
Diversified Financials – (37.26%)
Capital Markets – (15.32%)
Bank of New York Mellon Corp.	1,193,374	49,190,876
Brookfield Asset Management Inc., Class A (Canada)	620,995	19,579,973
Charles Schwab Corp.	755,198	24,868,670
Goldman Sachs Group, Inc.	126,992	22,887,768
Julius Baer Group Ltd. (Switzerland)	487,612	23,689,297
		140,216,584
Consumer Finance – (8.01%)
American Express Co.	659,712	45,882,970
Capital One Financial Corp.	379,300	27,377,874
		73,260,844
Diversified Financial Services – (13.93%)
Berkshire Hathaway Inc., Class A *	208	41,142,400
Cielo S.A. (Brazil)	680,553	5,778,142
McGraw Hill Financial Inc.	164,200	16,186,836
Moody's Corp.	172,100	17,268,514
Visa Inc., Class A	606,948	47,068,818
		127,444,710
		340,922,138
Insurance – (23.92%)
Insurance Brokers – (2.86%)
Marsh & McLennan Cos, Inc.	471,330	26,135,249
Multi-line Insurance – (5.03%)
American International Group, Inc.	389,020	24,107,569
Loews Corp.	571,945	21,962,688
		46,070,257
Property & Casualty Insurance – (12.32%)
ACE Ltd.	296,440	34,639,014
Chubb Corp.	141,100	18,715,504
Markel Corp. *	67,186	59,348,753
		112,703,271
Reinsurance – (3.71%)
Everest Re Group, Ltd.	185,502	33,963,561
		218,872,338
	Total Financials	774,420,927

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND - (CONTINUED)	December 31, 2015

		Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (2.89%)
Software & Services – (2.89%)
	Alphabet Inc., Class A *	17,200	$13,381,772
	Alphabet Inc., Class C *	17,247	13,088,403
		Total Information Technology	26,470,175
	TOTAL COMMON STOCK – (Identified cost $497,082,581)		800,891,102
SHORT-TERM INVESTMENTS – (12.03%)
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.27%, 01/04/16, dated 12/31/15, repurchase value of $29,845,895 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.59%-6.50%, 06/01/22-12/01/45, total market value $30,441,900)	$29,845,000	29,845,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 0.34%, 01/04/16, dated 12/31/15, repurchase value of $62,413,358 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 1.262%-7.00%, 03/01/19-10/20/65, total market value $63,659,220)	62,411,000	62,411,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.45%, 01/04/16, dated 12/31/15, repurchase value of $17,832,892 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 1.825%-5.50%, 01/01/21-01/01/46, total market value $18,188,640)	17,832,000	17,832,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $110,088,000)		110,088,000
	Total Investments – (99.56%) – (Identified cost $607,170,581) – (b)		910,979,102
	Other Assets Less Liabilities – (0.44%)		4,007,392
	Net Assets – (100.00%)		$914,986,494

ADR: American Depositary Receipt

*	Non-Income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(b)	Aggregate cost for federal income tax purposes is $607,170,581. At December 31, 2015 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation		$320,145,014
	Unrealized depreciation		(16,336,493)
	Net unrealized appreciation		$303,808,521

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND	December 31, 2015

	Shares	Value (Note 1)
COMMON STOCK – (65.36%)
CONSUMER DISCRETIONARY – (13.03%)
Consumer Durables & Apparel – (0.48%)
TopBuild Corp. *	48,208	$1,483,360
Consumer Services – (1.72%)
School Specialty, Inc. *(a)	69,205	5,259,580
Media – (2.03%)
Twenty-First Century Fox, Inc., Class A	228,656	6,210,297
Retailing – (8.80%)
Amazon.com, Inc. *	20,482	13,843,579
Kohl's Corp.	274,200	13,060,146
		26,903,725
	Total Consumer Discretionary	39,856,962
CONSUMER STAPLES – (3.42%)
Food & Staples Retailing – (3.42%)
Whole Foods Market, Inc.	312,484	10,468,214
	Total Consumer Staples	10,468,214
ENERGY – (9.27%)
Devon Energy Corp.	326,520	10,448,640
Encana Corp. (Canada)	790,400	4,023,136
Nabors Industries Ltd.	1,040,492	8,854,587
Transocean Ltd. (Switzerland)	406,131	5,027,902
	Total Energy	28,354,265
FINANCIALS – (11.14%)
Banks – (7.85%)
Banks – (7.65%)
Bank of America Corp.	705,866	11,879,725
Citigroup Inc.	222,852	11,532,591
		23,412,316
Thrifts & Mortgage Finance – (0.20%)
ADFITECH, Inc. *	266,000	606,480
		24,018,796
Diversified Financials – (3.29%)
Consumer Finance – (3.29%)
American Express Co.	144,640	10,059,712
	Total Financials	34,078,508
HEALTH CARE – (5.71%)
Health Care Equipment & Services – (3.72%)
Universal Health Services, Inc., Class B	95,060	11,358,719
Pharmaceuticals, Biotechnology & Life Sciences – (1.99%)
Valeant Pharmaceuticals International, Inc. (Canada)*	59,946	6,093,511
	Total Health Care	17,452,230
INDUSTRIALS – (17.27%)
Capital Goods – (13.71%)
General Electric Co.	393,200	12,248,180
Masco Corp.	309,880	8,769,604
Quanta Services, Inc. *	519,490	10,519,672
United Rentals, Inc. *	143,188	10,386,858
		41,924,314

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2015

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (CONTINUED)
Commercial & Professional Services – (3.56%)
Waste Connections, Inc.	193,670	$10,907,494
	Total Industrials	52,831,808
INFORMATION TECHNOLOGY – (1.22%)
Software & Services – (1.22%)
FireEye, Inc. *	180,000	3,733,200
	Total Information Technology	3,733,200
MATERIALS – (4.30%)
Allegheny Technologies, Inc.	803,128	9,035,190
Freeport-McMoRan Inc.	506,852	3,431,388
United States Steel Corp.	85,000	678,300
	Total Materials	13,144,878
TOTAL COMMON STOCK – (Identified cost $228,898,750)		199,920,065
CONVERTIBLE PREFERRED STOCK – (8.64%)
CONSUMER STAPLES – (6.30%)
Food, Beverage & Tobacco – (6.30%)
Tyson Foods, Inc., 4.75%, Conv. Pfd.	317,700	19,278,036
	Total Consumer Staples	19,278,036
UTILITIES – (2.34%)
AES Trust III, 6.75%, Conv. Pfd.	141,417	7,159,236
	Total Utilities	7,159,236
TOTAL CONVERTIBLE PREFERRED STOCK – (Identified cost $23,037,626)		26,437,272
CONVERTIBLE BONDS – (17.87%)
INFORMATION TECHNOLOGY – (15.32%)
Semiconductors & Semiconductor Equipment – (8.57%)
Intel Corp., Conv. Jr. Sub. Deb., 3.25%, 08/01/39	$11,235,000	18,706,331
NXP Semiconductor N.V., Conv. Sr. Notes, 1.00%, 12/01/19 (Netherlands)	6,830,000	7,517,269
		26,223,600
Software & Services – (6.75%)
FireEye, Inc., Series A, 144A Conv. Sr. Notes, 1.00%, 06/01/35 (b)	1,950,000	1,668,469
FireEye, Inc., Series B, 144A Conv. Sr. Notes, 1.625%, 06/01/35 (b)	3,900,000	3,146,812
Qihoo 360 Technology Co. Ltd., Conv. Sr. Notes, 2.50%, 09/15/18 (China)	5,850,000	5,791,500
salesforce.com, inc., Conv. Sr. Notes, 0.25%, 04/01/18	7,775,000	10,020,031
		20,626,812
	Total Information Technology	46,850,412
MATERIALS – (2.55%)
RTI International Metals, Inc., Conv. Sr. Notes, 1.625%, 10/15/19	7,575,000	7,788,047
	Total Materials	7,788,047
TOTAL CONVERTIBLE BONDS – (Identified cost $47,849,931)		54,638,459
CORPORATE BONDS – (5.46%)
ENERGY – (2.26%)
Nabors Industries Inc., Sr. Notes, 5.00%, 09/15/20	3,900,000	3,425,214

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2015

		Principal	Value (Note 1)
CORPORATE BONDS – (CONTINUED)
ENERGY – (CONTINUED)
	Transocean Inc., Sr. Notes, 6.00%, 03/15/18 (Switzerland)	$3,900,000	$3,490,500
		Total Energy	6,915,714
FINANCIALS – (2.26%)
Banks – (1.60%)
	Bank of America Corp., Series Z, Jr. Sub. Deb., 6.50% (c)(d)	975,000	1,028,625
	Citigroup Inc., Series N, Jr. Sub. Deb., 5.80% (c)(d)	1,950,000	1,935,863
	Citigroup Inc., Series O, Jr. Sub. Deb., 5.875% (c)(d)	1,950,000	1,937,812
			4,902,300
Real Estate – (0.66%)
	Thornburg Mortgage, Inc., Sr. Notes, 8.00%, 05/15/13 (e)	13,300,000	2,003,313
		Total Financials	6,905,613
HEALTH CARE – (0.32%)
Pharmaceuticals, Biotechnology & Life Sciences – (0.32%)
	Valeant Pharmaceuticals International, Inc., Sr. Notes, 6.75%, 08/15/21 (Canada)	1,000,000	970,000
		Total Health Care	970,000
MATERIALS – (0.62%)
	Allegheny Technologies, Inc., Sr. Notes, 5.95%, 01/15/21	3,169,000	1,917,245
		Total Materials	1,917,245
	TOTAL CORPORATE BONDS – (Identified cost $26,643,566)		16,708,572
SHORT-TERM INVESTMENTS – (3.15%)
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.27%, 01/04/16, dated 12/31/15, repurchase value of $2,608,078 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.59%-6.50%, 06/01/22-12/01/45, total market value $2,660,160)	2,608,000	2,608,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 0.34%, 01/04/16, dated 12/31/15, repurchase value of $5,453,206 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.585%-4.00%, 11/01/40-07/01/44, total market value $5,562,060)	5,453,000	5,453,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.45%, 01/04/16, dated 12/31/15, repurchase value of $1,558,078 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.27%-2.88%, 01/01/21-10/01/44, total market value $1,589,160)	1,558,000	1,558,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $9,619,000)		9,619,000
	Total Investments – (100.48%) – (Identified cost $336,048,873) – (f)		307,323,368
	Liabilities Less Other Assets – (0.48%)		(1,464,121)
	Net Assets – (100.00%)		$305,859,247

*	Non-Income producing security.

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2015

(a)
Affiliated Company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended December 31, 2015. The aggregate fair value of the securities of affiliated companies held by the Fund as of December 31, 2015, amounted to $5,259,580. Transactions during the period in which the issuers were affiliates are as follows:

Security	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares December 31, 2015	Dividend Income
School Specialty, Inc.	69,205	–	–	69,205	$–

(b)
These securities are subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations. These securities amounted to $4,815,281 or 1.58% of the Fund's net assets as of December 31, 2015.

(c)	Security is perpetual in nature with no stated maturity date.

(d)	The interest rates on variable rate securities represent the current rate as of December 31, 2015.

(e)	This security is in default and is not accruing income. The interest rate shown is the original, contractual interest rate. See Note 1 of the Notes to Financial Statements.

(f)	Aggregate cost for federal income tax purposes is $336,048,873. At December 31, 2015 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation	$46,064,250
	Unrealized depreciation	(74,789,755)
	Net unrealized depreciation	$(28,725,505)

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND	December 31, 2015

	Shares	Value (Note 1)
COMMON STOCK – (96.44%)
CONSUMER DISCRETIONARY – (2.97%)
Consumer Services – (2.97%)
Extended Stay America, Inc.	128,489	$2,042,975
Hyatt Hotels Corp., Class A *	60,780	2,857,876
Starwood Hotels & Resorts Worldwide, Inc.	32,910	2,280,005
Total Consumer Discretionary		7,180,856
FINANCIALS – (92.36%)
Real Estate – (92.36%)
Real Estate Investment Trusts (REITs) – (88.14%)
Diversified REITs – (3.36%)
Cousins Properties, Inc.	570,640	5,381,135
Liberty Property Trust	88,540	2,749,167
		8,130,302
Health Care REITs – (1.09%)
National Health Investors, Inc.	43,550	2,650,888
Hotel & Resort REITs – (0.77%)
DiamondRock Hospitality Co.	193,110	1,863,512
Industrial REITs – (12.23%)
DCT Industrial Trust Inc.	154,667	5,779,906
EastGroup Properties, Inc.	102,380	5,693,352
First Industrial Realty Trust, Inc.	237,770	5,261,850
Prologis, Inc.	141,720	6,082,622
Rexford Industrial Realty, Inc.	26,080	426,669
Terreno Realty Corp.	280,240	6,339,029
		29,583,428
Office REITs – (13.93%)
Alexandria Real Estate Equities, Inc.	38,953	3,519,793
BioMed Realty Trust, Inc.	177,060	4,194,551
Boston Properties, Inc.	98,090	12,510,399
Highwoods Properties, Inc.	90,050	3,926,180
Vornado Realty Trust	95,464	9,542,582
		33,693,505
Residential REITs – (21.51%)
American Campus Communities, Inc.	176,790	7,308,499
American Homes 4 Rent, Class A	179,430	2,989,304
American Residential Properties, Inc.	380,290	7,187,481
Apartment Investment & Management Co., Class A	75,970	3,041,079
AvalonBay Communities, Inc.	35,725	6,578,044
Education Realty Trust, Inc.	121,536	4,603,784
Equity Residential	73,410	5,989,522
Essex Property Trust, Inc.	20,550	4,919,875
Post Properties, Inc.	98,540	5,829,626
UDR, Inc.	95,550	3,589,814
		52,037,028
Retail REITs – (26.07%)
Acadia Realty Trust	265,820	8,811,933
Brixmor Property Group, Inc.	192,970	4,982,485
CBL & Associates Properties, Inc.	81,990	1,014,216
Cedar Realty Trust Inc.	785,230	5,559,428

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2015

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Real Estate – (Continued)
Real Estate Investment Trusts (REITs) – (Continued)
Retail REITs – (Continued)
DDR Corp.	247,790	$4,172,784
Federal Realty Investment Trust	30,370	4,437,057
Kite Realty Group Trust	332,212	8,614,257
Macerich Co.	62,990	5,082,663
Ramco-Gershenson Properties Trust	265,510	4,410,121
Retail Opportunity Investments Corp.	264,000	4,725,600
Simon Property Group, Inc.	57,910	11,260,021
		63,070,565
Specialized REITs – (9.18%)
CatchMark Timber Trust Inc., Class A	496,640	5,616,998
CorEnergy Infrastructure Trust, Inc.	68,400	1,015,056
Crown Castle International Corp.	46,080	3,983,616
CyrusOne Inc.	203,630	7,625,944
DuPont Fabros Technology Inc.	124,960	3,972,478
		22,214,092
		213,243,320
Real Estate Management & Development – (4.22%)
Diversified Real Estate Activities – (3.23%)
Alexander & Baldwin Inc.	221,680	7,827,520
Real Estate Operating Companies – (0.99%)
Forest City Enterprises, Inc., Class A *	109,260	2,396,072
		10,223,592
	Total Financials	223,466,912
INFORMATION TECHNOLOGY – (1.11%)
Software & Services – (1.11%)
InterXion Holding N.V. (Netherlands)*	89,000	2,683,350
	Total Information Technology	2,683,350
TOTAL COMMON STOCK – (Identified cost $225,507,353)		233,331,118
PREFERRED STOCK – (0.14%)
FINANCIALS – (0.14%)
Real Estate – (0.14%)
Real Estate Investment Trusts (REITs) – (0.14%)
Residential REITs – (0.09%)
Campus Crest Communities Inc., Series A, 8.00%, Cum. Pfd.	8,020	215,738
Specialized REITs – (0.05%)
CorEnergy Infrastructure Trust, Inc., Series A, 7.375%, Cum. Pfd.	6,500	118,365
	Total Financials	334,103
TOTAL PREFERRED STOCK – (Identified cost $278,309)		334,103
SHORT-TERM INVESTMENTS – (3.26%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.27%, 01/04/16, dated 12/31/15, repurchase value of $2,137,064 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.59%-6.50%, 06/01/22-12/01/45, total market value $2,179,740)	$2,137,000	2,137,000

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2015

		Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (CONTINUED)
	Nomura Securities International, Inc. Joint Repurchase Agreement, 0.34%, 01/04/16, dated 12/31/15, repurchase value of $4,470,169 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.20%-6.00%, 12/01/21-08/20/60, total market value $4,559,400)	$4,470,000	$4,470,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.45%, 01/04/16, dated 12/31/15, repurchase value of $1,277,064 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 1.825%-5.00%, 01/01/18-08/01/40, total market value $1,302,540)	1,277,000	1,277,000
		TOTAL SHORT-TERM INVESTMENTS – (Identified cost $7,884,000)	7,884,000
		Total Investments – (99.84%) – (Identified cost $233,669,662) – (a)	241,549,221
		Other Assets Less Liabilities – (0.16%)	392,236
		Net Assets – (100.00%)	$241,941,457

*	Non-Income producing security.

(a)	Aggregate cost for federal income tax purposes is $233,670,261. At December 31, 2015 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

		Unrealized appreciation	$14,068,594
		Unrealized depreciation	(6,189,634)
		Net unrealized appreciation	$7,878,960

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Assets and Liabilities
At December 31, 2015

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
ASSETS:
Investments in securities at value* (see accompanying Schedules of Investments):
Unaffiliated companies	$541,192,157	$59,422,965	$199,471,111	$910,979,102	$302,063,788	$241,549,221
Affiliated companies	–	–	–	–	5,259,580	–
Cash	93,420	1,946	1,416	65,148	1,618	1,271
Receivables:
Capital stock sold	5,378,408	266,250	37,745,854	6,234,951	1,155,300	73,935
Dividends and interest	372,371	143,287	173,833	495,687	624,271	1,176,926
Prepaid expenses	11,612	1,609	4,437	17,140	7,069	6,472
Due from Adviser	–	–	22,500	–	–	–
Total assets	547,047,968	59,836,057	237,419,151	917,792,028	309,111,626	242,807,825
LIABILITIES:
Payables:
Capital stock redeemed	5,078,150	58,994	12,120,805	1,904,040	686,173	580,730
Distributions payable	–	14,196	–	–	–	–
Investment securities purchased	1,905,546	–	–	–	2,239,026	–
Accrued custodian fees	36,000	9,631	10,900	38,000	16,500	15,000
Accrued distribution and service plan fees	183,129	20,410	–	259,249	104,995	83,027
Accrued investment advisory fee	251,963	15,596	92,140	429,897	145,693	116,293
Accrued transfer agent fees	102,109	21,371	32,045	151,100	42,808	51,924
Other accrued expenses	28,631	11,997	12,334	23,248	17,184	19,394
Total liabilities	7,585,528	152,195	12,268,224	2,805,534	3,252,379	866,368
NET ASSETS	$539,462,440	$59,683,862	$225,150,927	$914,986,494	$305,859,247	$241,941,457
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$201,426	$110,354	$2,251,509	$236,289	$95,541	$67,139
Additional paid-in capital	497,929,064	64,650,596	222,872,532	609,567,423	351,330,824	240,074,814
Undistributed (overdistributed) net investment income	(309,014)	(6,236)	26,886	730,772	(9,771)	1,939,333
Accumulated net realized gains (losses) from investments	2,519,099	(5,345,619)	–	643,489	(16,831,842)	(8,017,234)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	39,121,865	274,767	–	303,808,521	(28,725,505)	7,877,405
Net Assets	$539,462,440	$59,683,862	$225,150,927	$914,986,494	$305,859,247	$241,941,457

*Including:
Cost of unaffiliated companies	$502,050,231	$59,148,198	$199,471,111	$607,170,581	$321,310,689	$233,669,662
Cost of affiliated companies	–	–	–	–	14,738,184	–
Cost and market value of repurchase agreements (if greater than 10% of net assets)	–	–	65,384,000	110,088,000	–	–

DAVIS SERIES, INC.	Statements of Assets and Liabilities – (Continued)
At December 31, 2015

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund		Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
CLASS A SHARES:
Net assets	$267,348,371	$30,733,076		$205,690,118	$609,518,535	$172,111,272	$176,994,709
Shares outstanding	9,739,901	5,692,441		205,690,118	15,473,830	5,385,356	4,921,593
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$27.45	$5.40		$1.00	$39.39	$31.96	$35.96
Maximum offering price per share (100/95.25 of net asset value)†	$28.82	$5.67	$	NA	$41.35	$33.55	$37.75
CLASS B SHARES:
Net assets	$2,740,399	$1,578,167		$5,601,262	$2,414,808	$2,025,048	$1,858,959
Shares outstanding	128,808	294,060		5,601,262	75,982	64,152	52,374
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$21.28	$5.37		$1.00	$31.78	$31.57	$35.49
CLASS C SHARES:
Net assets	$102,653,169	$13,192,517		$10,282,250	$110,456,860	$70,140,408	$23,939,991
Shares outstanding	4,446,902	2,443,138		10,282,250	3,325,414	2,186,150	665,623
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$23.08	$5.40		$1.00	$33.22	$32.08	$35.97
CLASS Y SHARES:
Net assets	$166,720,501	$14,180,102		$3,577,297	$192,596,291	$61,582,519	$39,147,798
Shares outstanding	5,826,943	2,605,759		3,577,297	4,753,638	1,918,489	1,074,354
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$28.61	$5.44		$1.00	$40.52	$32.10	$36.44
†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Operations
For the year ended December 31, 2015

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
INVESTMENT INCOME:
Income:
Dividends*	$5,347,001	$–	$–	$11,277,404	$4,341,487	$4,943,053
Interest	17,120	893,703	276,945	58,893	2,043,094	60,078
Net securities lending fees	25,347	–	–	9,900	–	–
Total income	5,389,468	893,703	276,945	11,346,197	6,384,581	5,003,131
Expenses:
Investment advisory fees (Note 3)	3,039,564	206,629	885,376	4,347,306	1,804,619	1,413,264
Custodian fees	189,195	38,807	51,684	139,636	67,030	59,432
Transfer agent fees:
Class A	318,881	122,817	142,618	551,184	175,464	214,792
Class B	12,517	7,536	5,247	12,475	9,725	8,172
Class C	121,746	22,953	5,250	116,311	59,818	43,834
Class Y	152,895	9,396	3,000	121,815	32,541	36,074
Audit fees	23,400	19,320	23,400	36,240	24,600	32,040
Legal fees	10,016	1,248	3,048	14,198	5,985	4,654
Accounting fees (Note 3)	12,505	1,998	3,997	16,003	7,998	5,754
Reports to shareholders	63,123	10,947	12,456	64,641	31,702	31,116
Directors' fees and expenses	58,197	10,274	19,438	81,622	35,943	28,497
Registration and filing fees	69,493	55,847	62,355	86,396	54,465	61,230
Excise tax expense (Note 1)	–	–	4,077	–	–	–
Miscellaneous	27,208	12,611	14,388	32,618	19,419	17,849
Distribution and service plan fees (Note 3):
Class A	624,592	72,923	–	908,751	308,638	342,177
Class B	34,481	18,352	–	34,385	31,543	20,933
Class C	999,193	99,505	–	845,269	620,984	256,651
Total expenses	5,757,006	711,163	1,236,334	7,408,850	3,290,474	2,576,469
Reimbursement/waiver of expenses by Adviser (Note 3)	–	–	(1,063,426)	–	–	–
Net expenses	5,757,006	711,163	172,908	7,408,850	3,290,474	2,576,469
Net investment income (loss)	(367,538)	182,540	104,037	3,937,347	3,094,107	2,426,662
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions	71,767,346	219,428	–	14,341,798	19,202,005	22,542,053
Foreign currency transactions	(4,565)	–	–	(11,205)	–	–
Net realized gain	71,762,781	219,428	–	14,330,593	19,202,005	22,542,053
Net change in unrealized appreciation (depreciation)	(44,862,670)	(45,205)	–	(10,042,614)	(57,673,336)	(21,165,133)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	26,900,111	174,223	–	4,287,979	(38,471,331)	1,376,920
Net increase (decrease) in net assets resulting from operations	$26,532,573	$356,763	$104,037	$8,225,326	$(35,377,224)	$3,803,582
*Net of foreign taxes withheld as follows	$222,877	$–	$–	$49,873	$11,873	$–

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2015

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
OPERATIONS:
Net investment income (loss)	$(367,538)	$182,540	$104,037	$3,937,347	$3,094,107	$2,426,662
Net realized gain from investments and foreign currency transactions	71,762,781	219,428	–	14,330,593	19,202,005	22,542,053
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(44,862,670)	(45,205)	–	(10,042,614)	(57,673,336)	(21,165,133)
Net increase (decrease) in net assets resulting from operations	26,532,573	356,763	104,037	8,225,326	(35,377,224)	3,803,582
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	–	(277,740)	(95,013)	(2,842,968)	(2,156,376)	(2,250,616)
Class B	–	(846)	(3,657)	–	(506)	(1,922)
Class C	–	(8,066)	(3,412)	–	(156,207)	(79,406)
Class Y	–	(254,355)	(1,955)	(1,106,160)	(820,270)	(539,136)
Realized gains from investment transactions:
Class A	(47,181,915)	–	–	(10,419,256)	–	–
Class B	(629,206)	–	–	(51,209)	–	–
Class C	(19,483,832)	–	–	(2,001,930)	–	–
Class Y	(26,121,404)	–	–	(2,977,927)	–	–
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	(5,330,801)	(12,410,146)	(11,907,486)	54,886,141	(22,375,400)	(21,864,909)
Class B	(935,558)	(620,904)	(1,129,377)	(2,369,307)	(1,937,741)	(540,375)
Class C	14,278,305	3,126,283	3,688,979	33,083,086	11,253,992	(4,005,894)
Class Y	15,395,346	(12,704,835)	162,292	106,271,930	30,654,072	5,597,745
Total increase (decrease) in net assets	(43,476,492)	(22,793,846)	(9,185,592)	180,697,726	(20,915,660)	(19,880,931)
NET ASSETS:
Beginning of year	582,938,932	82,477,708	234,336,519	734,288,768	326,774,907	261,822,388
End of year*	$539,462,440	$59,683,862	$225,150,927	$914,986,494	$305,859,247	$241,941,457
*Including undistributed (overdistributed) net investment income of	$(309,014)	$(6,236)	$26,886	$730,772	$(9,771)	$1,939,333

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2014

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
OPERATIONS:
Net investment income (loss)	$(461,203)	$586,497	$103,512	$4,244,716	$2,763,524	$2,691,294
Net realized gain from investments and foreign currency transactions	106,092,846	160,468	–	80,831,187	18,570,303	21,380,437
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(67,197,503)	414,485	–	(1,998,969)	(6,175,169)	33,605,304
Net increase in net assets resulting from operations	38,434,140	1,161,450	103,512	83,076,934	15,158,658	57,677,035
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(181,288)	(602,744)	(96,905)	(3,599,717)	(2,287,922)	(2,497,738)
Class B	–	(4,123)	(2,808)	–	(9,238)	(6,634)
Class C	–	(36,228)	(2,530)	–	(176,735)	(122,971)
Class Y	(522,854)	(394,866)	(1,269)	(701,113)	(284,053)	(401,123)
Realized gains from investment transactions:
Class A	(33,109,548)	–	–	(56,557,839)	–	–
Class B	(561,674)	–	–	(596,988)	–	–
Class C	(12,529,592)	–	–	(9,050,254)	–	–
Class Y	(17,805,030)	–	–	(8,694,979)	–	–
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	5,238,847	(15,120,334)	(96,869,674)	17,922,263	(2,859,995)	(17,071,655)
Class B	(2,920,207)	(1,208,661)	(1,840,883)	(914,066)	(3,966,113)	(1,261,053)
Class C	9,773,187	(3,880,683)	(1,233,675)	9,696,670	(1,067,481)	(2,305,416)
Class Y	74,322,891	1,492,997	(124,558)	30,137,032	17,260,842	8,540,625
Total increase (decrease) in net assets	60,138,872	(18,593,192)	(100,068,790)	60,717,943	21,767,963	42,551,070
NET ASSETS:
Beginning of year	522,800,060	101,070,900	334,405,309	673,570,825	305,006,944	219,271,318
End of year*	$582,938,932	$82,477,708	$234,336,519	$734,288,768	$326,774,907	$261,822,388
*Including undistributed (overdistributed) net investment income of	$(1,144,907)	$–	$–	$685,436	$29,481	$2,383,751

See Notes to Financial Statements

DAVIS SERIES, INC.	Notes to Financial Statements
December 31, 2015

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis Series, Inc. (a Maryland corporation) ("Company"), is registered under the Investment Company Act of 1940 ("40 Act") as amended, as an open-end management investment company. Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, and Davis Appreciation & Income Fund are diversified under the 40 Act. Davis Real Estate Fund is non-diversified under the 40 Act. The Company operates as a series issuing shares of common stock in the following six funds (collectively "Funds"):

Davis Opportunity Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.

Davis Government Bond Fund seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

Davis Government Money Market Fund seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity.

The Fund is a money market fund that seeks to preserve the value of your investment at $1.00 per share. There can be no guarantee that the Fund will be successful in maintaining a $1.00 share price.

It invests exclusively in U.S. Treasury securities, U.S. Government agency securities, U.S. Government agency mortgage securities (collectively "U.S. Government Securities"), and repurchase agreements collateralized by U.S. Government Securities. The Fund seeks to maintain liquidity and preserve capital by carefully monitoring the maturity of its investments. The Fund's portfolio maintains a dollar-weighted average maturity of sixty days or less.

Davis Financial Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks and other equity securities and will concentrate investments in companies principally engaged in the banking, insurance, and financial service industries.

Davis Appreciation & Income Fund seeks to achieve total return through a combination of growth and income. Under normal circumstances, the Fund invests in a diversified portfolio of convertible securities, common and preferred stock, and fixed income securities. It may invest in lower rated bonds commonly known as "junk bonds". The Fund may hold securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default. As of December 31, 2015, the value of defaulted securities amounted to $2,003,313 (cost: $9,921,191) or 0.66% of the Fund's net assets.

Davis Real Estate Fund seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of any of its series will be achieved.

The Company accounts separately for the assets, liabilities, and operations of each Fund. Each Fund offers Class A, Class C, and Class Y shares, and previously offered Class B shares for new purchases through April 30, 2013. Investors may continue to exchange Class B shares of the Funds with other Davis Funds. Class B shares automatically convert to Class A shares after 7 years. Class A shares are sold with a front-end sales charge, except for shares of Davis Government Money Market Fund, which are sold at net asset value. Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge upon redemption. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All expenses for Davis Government Money Market Fund are allocated evenly across all classes of shares based upon the relative portion of net assets represented by each class. All classes have identical rights with respect to voting (exclusive of each class' distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2015

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange ("Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds' assets are valued. Fixed income securities with more than 60 days to maturity are generally valued using evaluated prices or matrix pricing methods determined by an independent pricing service which takes into consideration factors such as yield, maturity, liquidity, ratings, and traded prices in identical or similar securities. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. ("Davis Advisors" or "Adviser"), the Funds' investment adviser, identifies as a significant event occurring before the Funds' assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Funds' Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser's portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer's industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Funds' Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation methods used by the Funds may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions. The Funds may also price partnerships by calculating the liquidation value of the investment on a daily basis using the closing price of the underlying stock and a waterfall schedule, which apportions the value of the partnership's interests based on the value of the net assets of the investment. A liquidity discount is then applied to the liquidation value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. For Davis Government Money Market Fund, in compliance with Rule 2a-7 of the 40 Act, securities are valued at amortized cost, which approximates market value.

The Funds' valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds' investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security. Money market securities are valued using amortized cost, in accordance with rules under the 40 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2015

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following is a summary of the inputs used as of December 31, 2015 in valuing each Fund's investments carried at value:

	Investments in Securities at Value
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund
Valuation inputs
Level 1 – Quoted Prices:
Equity securities:
Consumer Discretionary	$137,243,052	$–	$–	$–	$34,597,382	$7,180,856
Consumer Staples	4,793,975	–	–	–	29,746,250	–
Energy	19,055,357	–	–	–	28,354,265	–
Financials	66,681,390	–	–	763,053,548	33,472,028	223,801,015
Health Care	21,338,451	–	–	–	17,452,230	–
Industrials	65,536,978	–	–	–	52,831,808	–
Information Technology	123,776,284	–	–	26,470,175	3,733,200	2,683,350
Materials	14,961,564	–	–	–	13,144,878	–
Utilities	–	–	–	–	7,159,236	–
Total Level 1	453,387,051	–	–	789,523,723	220,491,277	233,665,221

Level 2 – Other Significant
Observable Inputs:
Equity securities:
Consumer Discretionary	–	–	–	–	5,259,580	–
Financials	–	–	–	11,367,379	606,480	–
Debt securities issued by U.S. Treasuries and U.S. Government corporations and agencies:
Long-term	–	55,387,965	–	–	–	–
Short-term	–	–	134,087,111	–	–	–
Convertible debt securities	–	–	–	–	54,638,459	–
Corporate debt securities	–	–	–	–	16,708,572	–
Short-term securities	42,976,000	4,035,000	65,384,000	110,088,000	9,619,000	7,884,000
Total Level 2	42,976,000	59,422,965	199,471,111	121,455,379	86,832,091	7,884,000

Level 3 – Significant Unobservable
Inputs:
Equity securities:
Information Technology	44,829,106	–	–	–	–	–
Total Level 3	44,829,106	–	–	–	–	–
Total Investments	$541,192,157	$59,422,965	$199,471,111	$910,979,102	$307,323,368	$241,549,221

Level 2 to Level 1 Transfers*:
Consumer Discretionary	$5,906,786	$–	$–	$–	$–	$–
Financials	2,805,182	–	–	29,467,439	–	–
Health Care	382,351	–	–	–	–	–
Industrials	11,912,443	–	–	–	–	–
Total	$21,006,762	$–	$–	$29,467,439	$–	$–

*Application of fair value procedures for securities traded on foreign exchanges triggered the transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2015.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2015

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2015:

	Davis Opportunity Fund	Davis Financial Fund
Investment Securities:
Beginning balance	$8,974,140	$11,632,320
Cost of purchases	22,906,961	–
Net change in unrealized appreciation (depreciation)	12,948,005	(2,264,631)
Net realized gain	–	1,070,654
Proceeds from sales	–	(10,438,343)
Ending balance	$44,829,106	$–

Net change in unrealized appreciation during the period on Level 3 securities still held at December 31, 2015 and included in the change in net assets for the year	$12,948,005	$–

There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases may include securities received through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

The following table is a summary of those assets in which significant unobservable inputs (Level 3), if any, were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

Assets Table
	Investments	Fair Value at	Valuation	Unobservable
Fund	at Value	December 31, 2015	Technique	Input	Amount
Davis Opportunity Fund	Equity securities	$18,909,450	Liquidation proceeds/Waterfall methodology based on underlying investment value, then applying liquidity discount	Discount Rate	7.40%

Davis Opportunity Fund	Equity securities	11,460,265	Market Approach	Transaction Price	$28.0285

Davis Opportunity Fund	Equity securities	14,459,391	Market Approach	Transaction Price	$3.8607
		$44,829,106

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Fund's investment. The transaction price inputs are attributable to private securities and include assumptions made from private transactions. An increase or decrease in these inputs would result in higher or lower fair value measurements.

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2015

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

Federal Income Taxes - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income tax is required. Davis Government Money Market Fund incurred a 2014 excise tax liability of $4,077 during the year ended December 31, 2015. The Adviser has analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of December 31, 2015, no provision for income tax is required in the Funds' financial statements related to these tax positions. The Funds' federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.

Capital loss carryforwards with no expiration, if any, are required to be utilized before capital loss carryforwards with expiration dates. Capital losses with no expiration date will be carried forward to future years if not offset by gains. At December 31, 2015, the Funds had available for federal income tax purposes unused capital loss carryforwards as follows:

	Capital Loss Carryforwards
		Davis	Davis
	Davis	Government	Appreciation	Davis
	Government	Money Market	& Income	Real Estate
	Bond Fund	Fund	Fund	Fund
Expiring
12/31/2017	$355,000	$67,000	$–	$8,017,000
12/31/2018	625,000	1,000	16,832,000	–

No Expiration
Short-term	2,560,000	–	–	–
Long-term	1,806,000	–	–	–
Total	$5,346,000	$68,000	$16,832,000	$8,017,000

Utilized in 2015	$–	$1,000	$19,202,000	$22,379,000

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2015

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Dividend income from REIT securities may include return of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis, and/or adjust realized gain/loss. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, paydowns on fixed income securities, foreign currency transactions, Directors' deferred compensation payments, net operating losses, passive foreign investment company shares, partnership income, and distributions from real estate investment trusts. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. Accordingly, during the year ended December 31, 2015, for Davis Opportunity Fund, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $1,203,431 and a corresponding decrease in accumulated net realized gains from investments and foreign currency transactions; for Davis Government Bond Fund, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $352,231, an increase in accumulated net realized losses from investment transactions of $215,699, and a decrease in additional paid-in capital of $136,532; for Davis Government Money Market Fund, amounts have been reclassified to reflect an increase in undistributed net investment income of $26,886 and a corresponding decrease in additional paid-in capital; for Davis Financial Fund, amounts have been reclassified to reflect an increase in undistributed net investment income of $57,117, a decrease in accumulated net realized gains from investments and foreign currency transactions of $132,834, and an increase in additional paid-in capital of $75,717. The Funds' net assets have not been affected by these reclassifications.

The tax character of distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Davis Opportunity Fund
2015	$12,550,836	$80,865,521	$–	$93,416,357
2014	4,714,996	59,994,990	–	64,709,986
Davis Government Bond Fund
2015	541,007	–	–	541,007
2014	1,037,961	–	–	1,037,961
Davis Government Money Market Fund
2015	104,037	–	–	104,037
2014	103,512	–	–	103,512
Davis Financial Fund
2015	3,949,128	15,450,322	–	19,399,450
2014	5,403,549	73,797,341	–	79,200,890
Davis Appreciation & Income Fund
2015	3,133,359	–	–	3,133,359
2014	2,757,948	–	–	2,757,948
Davis Real Estate Fund
2015	2,871,080	–	–	2,871,080
2014	3,028,466	–	–	3,028,466

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2015

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - (Continued)

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Undistributed net investment income	$3,854,763	$–	$105,719	$797,549	$30,421	$1,968,315
Accumulated net realized losses from investments	–	(5,345,624)	(67,963)	–	(16,831,845)	(8,016,633)
Undistributed long- term capital gain	5,332,988	–	–	643,490	–	–
Net unrealized appreciation (depreciation) on investments	32,200,934	274,767	–	303,808,521	(28,725,505)	7,876,806
Total	$41,388,685	$(5,070,857)	$37,756	$305,249,560	$(45,526,929)	$1,828,488

Indemnification - Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director's account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended December 31, 2015 were as follows:

				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Cost of purchases	$211,163,462	$16,260,824	$117,377,540	$127,598,366	$226,996,199
Proceeds from sales	300,184,382	25,160,157	36,063,645	102,933,750	225,315,725

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2015

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

As of December 31, 2015, a related shareholder's investment in Davis Government Money Market Fund and Davis Appreciation & Income Fund represents 45% and 21% of outstanding shares, respectively. Investment activities of these shareholders could have a material impact on the Funds.

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The annual rate for Davis Opportunity Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund is 0.55% of the average net assets for each Fund. The annual rate for Davis Government Bond Fund is 0.30% of the average net assets. The annual rate for Davis Government Money Market Fund is 0.50% of the first $250 million of average net assets, 0.45% of the next $250 million, and 0.40% of average net assets in excess of $500 million.

Waivers and Reimbursement of Expenses - The Adviser is contractually committed to waive fees and/or reimburse Davis Government Money Market Fund's expenses such that investment income will not be less than zero until May 1, 2016. During the year ended December 31, 2015, such waivers and reimbursements amounted to $1,063,426.

The Adviser may recapture from the assets of Davis Government Money Market Fund any of the operating expenses it has reimbursed (but not any of the advisory fees which it has waived) until the end of the third calendar year after the end of the calendar year in which such reimbursement occurs. Any potential recovery is limited to an amount such that (i) the Fund's net investment income will not be less than zero for any class of shares; and (ii) may not exceed 0.10% of net assets (ten basis points) in any calendar year. This recapture could negatively affect the Fund's future yield. As of December 31, 2015, reimbursed amounts eligible for recapture were as follows:

	Expiring	Expiring	Expiring
	12/31/2016	12/31/2017	12/31/2018
Amount eligible for recapture	$123,429	$167,962	$178,051

The Adviser has not recaptured any previously reimbursed expenses during the year ended December 31, 2015.

Transfer Agent and Accounting Fees - Boston Financial Data Services, Inc. is the Funds' primary transfer agent. State Street Bank and Trust Company ("State Street Bank") is the Funds' primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain transfer agent and accounting services.

	Year ended December 31, 2015
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money	Financial	& Income	Real Estate
	Fund	Bond Fund	Market Fund	Fund	Fund	Fund
Transfer agent fees paid to Adviser	$41,122	$10,086	$17,968	$91,734	$27,479	$35,569
Accounting fees paid to Adviser	12,505	1,998	3,997	16,003	7,998	5,754

Distribution Plan Fees - The Funds have adopted separate Distribution Plans ("12b-1 Plans") for Class A, Class B, and Class C shares. Under the 12b-1 Plans, the Funds (other than Davis Government Money Market Fund) reimburse Davis Distributors, LLC ("Distributor"), the Funds' Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. Each of the Funds (other than Davis Government Money Market Fund) pays the Distributor a 12b-1 fee on Class B and Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of Class B or Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc., which currently is 1.00%. The Funds pay the 12b-1 fee on Class B and Class C shares in order: (i) to pay the Distributor distribution fees or commissions on Class B and Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class B and Class C shares which have been sold.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2015

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Distribution Plan Fees - (Continued)

	Year ended December 31, 2015
	Davis	Davis Government	Davis	Davis Appreciation	Davis Real
	Opportunity Fund	Bond Fund	Financial Fund	& Income Fund	Estate Fund
Distribution fees:
Class B	$26,061	$13,893	$26,022	$23,757	$15,812
Class C	749,395	74,629	633,952	465,738	192,488
Service fees:
Class A	624,592	72,923	908,751	308,638	342,177
Class B	8,420	4,459	8,363	7,786	5,121
Class C	249,798	24,876	211,317	155,246	64,163

The shareholders of Davis Government Money Market Fund have adopted a Distribution Plan in accordance with Rule    12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.

Sales Charges - Front-end sales charges and contingent deferred sales charges ("CDSC") do not represent expenses of the Funds. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Funds (other than Davis Government Money Market Fund) are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

As of May 1, 2013, Class B shares are no longer offered for new purchases. Class B shares of the Funds are redeemed at net asset value. A CDSC is imposed upon redemption of certain Class B shares (other than Davis Government Money Market Fund) within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares.

Class C shares of the Funds are sold and redeemed at net asset value. A CDSC of 1.00% is imposed upon redemption of certain Class C shares (other than Davis Government Money Market Fund) within the first year of the original purchase.

The Distributor received commissions earned on sales of Class A shares of the Funds (other than Davis Government Money Market Fund) of which a portion was retained by the Distributor and the remaining was re-allowed to investment dealers. Commission advances by the Distributor on the sales of Class C shares of the Funds (other than Davis Government Money Market Fund) are re-allowed to qualified selling dealers.

	Year ended December 31, 2015
				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Class A commissions retained by Distributor	$17,155	$2,143	$170,103	$11,377	$9,544
Class A commissions re-allowed to investment dealers	108,429	11,585	928,686	62,053	52,093
Total commissions earned on sales of Class A	$125,584	$13,728	$1,098,789	$73,430	$61,637
Commission advances by the Distributor on the sale of:
Class C	$40,142	$3,994	$371,714	$16,642	$8,988
CDSCs received by the Distributor from:
Class B	1,684	2,866	659	5,251	1,701
Class C	2,873	79	9,294	2,134	752

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2015

NOTE 4 - CAPITAL STOCK

At December 31, 2015, there were 10 billion shares of capital stock ($0.01 par value per share) authorized, of which 550 million shares each are designated to Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund, and 4.2 billion shares are designated to Davis Government Money Market Fund. As of May 1, 2013, Class B shares are no longer offered for new purchases. Transactions in capital stock were as follows:

	Year ended December 31, 2015
	Sold	Reinvestment of Distributions	Redeemed	Net Increase (Decrease)
Davis Opportunity Fund
Shares: Class A	1,092,553	1,579,759	(2,568,278)	104,034
Class B	8,681	28,527	(67,639)	(30,431)
Class C	668,222	806,108	(756,778)	717,552
Class Y	1,769,499	891,712	(2,004,047)	657,164
Value: Class A	$33,625,553	$43,680,415	$(82,636,769)	$(5,330,801)
Class B	234,527	611,604	(1,781,689)	(935,558)
Class C	16,270,411	18,750,070	(20,742,176)	14,278,305
Class Y	55,978,172	25,699,132	(66,281,958)	15,395,346

Davis Government Bond Fund
Shares: Class A	2,556,968	48,137	(4,888,870)	(2,283,765)
Class B	64,293	137	(179,130)	(114,700)
Class C	1,145,721	1,245	(568,434)	578,532
Class Y	768,457	45,689	(3,132,535)	(2,318,389)
Value: Class A	$13,886,088	$261,588	$(26,557,822)	$(12,410,146)
Class B	346,394	746	(968,044)	(620,904)
Class C	6,203,827	6,783	(3,084,327)	3,126,283
Class Y	4,206,897	250,420	(17,162,152)	(12,704,835)

Davis Government Money Market Fund
Shares: Class A	328,645,878	94,244	(340,647,608)	(11,907,486)
Class B	277,637	3,252	(1,410,266)	(1,129,377)
Class C	8,364,424	3,228	(4,678,673)	3,688,979
Class Y	1,677,634	1,955	(1,517,297)	162,292
Value: Class A	$328,645,878	$94,244	$(340,647,608)	$(11,907,486)
Class B	277,637	3,252	(1,410,266)	(1,129,377)
Class C	8,364,424	3,228	(4,678,673)	3,688,979
Class Y	1,677,634	1,955	(1,517,297)	162,292

Davis Financial Fund
Shares: Class A	4,121,622	303,672	(3,119,589)	1,305,705
Class B	13,675	1,509	(87,904)	(72,720)
Class C	1,500,188	57,251	(585,313)	972,126
Class Y	3,472,076	90,564	(1,006,665)	2,555,975
Value: Class A	$167,209,933	$11,992,005	$(124,315,797)	$54,886,141
Class B	439,615	48,111	(2,857,033)	(2,369,307)
Class C	50,953,852	1,907,592	(19,778,358)	33,083,086
Class Y	143,679,539	3,678,712	(41,086,321)	106,271,930

Davis Appreciation & Income Fund
Shares: Class A	520,541	60,112	(1,239,401)	(658,748)
Class B	5,090	14	(61,527)	(56,423)
Class C	694,879	4,287	(344,351)	354,815
Class Y	1,063,459	22,961	(233,400)	853,020
Value: Class A	$18,184,610	$2,038,322	$(42,598,332)	$(22,375,400)
Class B	169,099	435	(2,107,275)	(1,937,741)
Class C	22,874,701	143,370	(11,764,079)	11,253,992
Class Y	37,940,274	780,347	(8,066,549)	30,654,072

Davis Real Estate Fund
Shares: Class A	270,216	56,395	(938,265)	(611,654)
Class B	4,309	51	(19,780)	(15,420)
Class C	60,508	2,146	(175,189)	(112,535)
Class Y	312,959	14,656	(178,429)	149,186
Value: Class A	$9,772,805	$1,991,617	$(33,629,331)	$(21,864,909)
Class B	155,914	1,731	(698,020)	(540,375)
Class C	2,176,390	75,740	(6,258,024)	(4,005,894)
Class Y	11,554,982	525,427	(6,482,664)	5,597,745

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2015

NOTE 4 - CAPITAL STOCK – (CONTINUED)

	Year ended December 31, 2014
	Sold	Reinvestment of Distributions	Redeemed	Net Increase (Decrease)
Davis Opportunity Fund
Shares: Class A	2,222,468	990,299	(2,950,291)	262,476
Class B	17,348	21,525	(135,806)	(96,933)
Class C	358,213	439,684	(432,214)	365,683
Class Y	3,113,592	561,139	(1,557,218)	2,117,513
Value: Class A	$77,522,952	$30,927,048	$(103,211,153)	$5,238,847
Class B	506,279	553,400	(3,979,886)	(2,920,207)
Class C	10,980,901	12,029,754	(13,237,468)	9,773,187
Class Y	112,397,932	18,091,125	(56,166,166)	74,322,891

Davis Government Bond Fund
Shares: Class A	688,481	106,485	(3,580,964)	(2,785,998)
Class B	47,372	627	(271,483)	(223,484)
Class C	262,182	5,684	(982,709)	(714,843)
Class Y	475,477	71,750	(274,555)	272,672
Value: Class A	$3,735,830	$578,064	$(19,434,228)	$(15,120,334)
Class B	256,050	3,389	(1,468,100)	(1,208,661)
Class C	1,423,748	30,884	(5,335,315)	(3,880,683)
Class Y	2,602,596	392,972	(1,502,571)	1,492,997

Davis Government Money Market Fund
Shares: Class A	324,880,690	92,696	(421,843,060)	(96,869,674)
Class B	633,537	2,549	(2,476,969)	(1,840,883)
Class C	3,726,278	2,373	(4,962,326)	(1,233,675)
Class Y	1,522,097	1,269	(1,647,924)	(124,558)
Value: Class A	$324,880,690	$92,696	$(421,843,060)	$(96,869,674)
Class B	633,537	2,549	(2,476,969)	(1,840,883)
Class C	3,726,278	2,373	(4,962,326)	(1,233,675)
Class Y	1,522,097	1,269	(1,647,924)	(124,558)

Davis Financial Fund
Shares: Class A	1,795,351	1,434,817	(2,798,714)	431,454
Class B	3,805	17,568	(47,871)	(26,498)
Class C	359,358	261,464	(333,019)	287,803
Class Y	842,681	224,470	(343,796)	723,355
Value: Class A	$73,741,860	$56,646,574	$(112,466,171)	$17,922,263
Class B	128,518	565,867	(1,608,451)	(914,066)
Class C	12,438,786	8,772,120	(11,514,236)	9,696,670
Class Y	35,217,153	9,109,010	(14,189,131)	30,137,032

Davis Appreciation & Income Fund
Shares: Class A	944,169	40,921	(1,074,431)	(89,341)
Class B	8,074	226	(120,224)	(111,924)
Class C	190,020	4,377	(225,699)	(31,302)
Class Y	604,925	7,172	(142,926)	469,171
Value: Class A	$34,310,556	$1,495,919	$(38,666,470)	$(2,859,995)
Class B	289,329	8,146	(4,263,588)	(3,966,113)
Class C	6,853,142	160,700	(8,081,323)	(1,067,481)
Class Y	22,128,806	263,229	(5,131,193)	17,260,842

Davis Real Estate Fund
Shares: Class A	337,098	64,687	(942,047)	(540,262)
Class B	192	194	(41,036)	(40,650)
Class C	61,286	3,617	(139,995)	(75,092)
Class Y	324,294	11,679	(86,828)	249,145
Value: Class A	$11,011,503	$2,123,676	$(30,206,834)	$(17,071,655)
Class B	6,149	6,162	(1,273,364)	(1,261,053)
Class C	2,014,569	118,077	(4,438,062)	(2,305,416)
Class Y	10,998,408	390,619	(2,848,402)	8,540,625

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2015

NOTE 5 - BANK BORROWINGS

Each Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. Each Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the one month LIBOR Rate, plus 1.25%. Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund had no borrowings during the year ended December 31, 2015.

NOTE 6 - SECURITIES LOANED

Davis Opportunity Fund and Davis Financial Fund have entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Funds receive fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal to the value of the securities loaned. As of December 31, 2015, the Funds did not have any securities on loan. The Funds bear the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 7 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities in Davis Opportunity Fund amounted to $44,829,106 or 8.31% of the Fund's net assets as of December 31, 2015. The aggregate value of restricted securities in Davis Financial Fund amounted to $11,367,379 or 1.24% of the Fund's net assets as of December 31, 2015. Information regarding restricted securities is as follows:

Fund	Security	Acquisition Date	Units/Shares	Cost per Unit/Share	Valuation per Unit/Share as of December 31, 2015
Davis Opportunity
Fund	ASAC II L.P.	10/10/13	6,900,000	$1.00	$2.7405
Davis Opportunity
Fund	Didi Kuaidi Joint Co., Series A-17, Pfd.	07/27/15	408,879	$27.7005	$28.0285
Davis Opportunity
Fund	Internet Plus Holdings Ltd., Series A-10, Pfd.	01/29/15	3,745,277	$3.0921	$3.8607
Davis Financial
Fund	Banner Corp.	11/08/10	254,227	$31.3186	$44.7135

DAVIS SERIES, INC.	Federal Income Tax Information (Unaudited)

In early 2016, shareholders will receive information regarding all dividends and distributions paid to them by the Funds during the calendar year 2015. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2015 with their 2015 Form 1099-DIV.

The information is presented to assist shareholders in reporting dividends and distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

Each Fund designates the following amounts distributed during the calendar year ended December 31, 2015, as dividends eligible for the corporate dividends-received deduction, qualified dividend income, and long-term capital gain distributions.

	Davis Opportunity Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Income dividends	$12,550,836	$3,949,128	$3,133,359	$2,871,080
Income qualifying for corporate dividends-received deduction	$4,671,785	$3,949,128	$3,133,359	$148,071
	37%	100%	100%	5%
Qualified dividend income	$6,195,272	$3,949,128	$3,133,359	$209,992
	49%	100%	100%	7%
Long-term capital gain distributions	$80,865,521	$15,450,322	$–	$–

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Opportunity Fund Class A:
Year ended December 31, 2015	$31.73	$0.01[d]	$1.59	$1.60
Year ended December 31, 2014	$33.20	$0.00[d,e]	$2.36	$2.36
Year ended December 31, 2013	$23.42	$0.10[d]	$9.74	$9.84
Year ended December 31, 2012	$21.16	$0.19[d]	$2.39	$2.58
Year ended December 31, 2011	$22.57	$0.20[d]	$(1.02)	$(0.82)
Davis Opportunity Fund Class B:
Year ended December 31, 2015	$26.11	$(0.26)[d]	$1.31	$1.05
Year ended December 31, 2014	$28.22	$(0.28)[d]	$1.98	$1.70
Year ended December 31, 2013	$20.05	$(0.14)[d]	$8.31	$8.17
Year ended December 31, 2012	$18.13	$(0.03)[d]	$2.03	$2.00
Year ended December 31, 2011	$19.34	$(0.01)[d]	$(0.88)	$(0.89)
Davis Opportunity Fund Class C:
Year ended December 31, 2015	$27.79	$(0.22)[d]	$1.39	$1.17
Year ended December 31, 2014	$29.74	$(0.24)[d]	$2.10	$1.86
Year ended December 31, 2013	$21.10	$(0.11)[d]	$8.75	$8.64
Year ended December 31, 2012	$19.08	$0.01[d]	$2.14	$2.15
Year ended December 31, 2011	$20.34	$0.02[d]	$(0.92)	$(0.90)
Davis Opportunity Fund Class Y:
Year ended December 31, 2015	$32.77	$0.08[d]	$1.64	$1.72
Year ended December 31, 2014	$34.17	$0.09[d]	$2.43	$2.52
Year ended December 31, 2013	$24.09	$0.17[d]	$10.04	$10.21
Year ended December 31, 2012	$21.77	$0.24[d]	$2.47	$2.71
Year ended December 31, 2011	$23.22	$0.27[d]	$(1.06)	$(0.79)
Davis Government Bond Fund Class A:
Year ended December 31, 2015	$5.42	$0.01[d]	$0.01	$0.02
Year ended December 31, 2014	$5.42	$0.04[d]	$0.02	$0.06
Year ended December 31, 2013	$5.55	$(0.02)[d]	$(0.06)	$(0.08)
Year ended December 31, 2012	$5.60	$0.02[d]	$0.02	$0.04
Year ended December 31, 2011	$5.62	$0.13	$(0.02)	$0.11
Davis Government Bond Fund Class B:
Year ended December 31, 2015	$5.40	$(0.03)[d]	$–	$(0.03)
Year ended December 31, 2014	$5.39	$(0.01)[d]	$0.03	$0.02
Year ended December 31, 2013	$5.53	$(0.07)[d]	$(0.07)	$(0.14)
Year ended December 31, 2012	$5.58	$(0.03)[d]	$0.02	$(0.01)
Year ended December 31, 2011	$5.60	$0.08	$(0.02)	$0.06
Davis Government Bond Fund Class C:
Year ended December 31, 2015	$5.42	$(0.02)[d]	$–	$(0.02)
Year ended December 31, 2014	$5.42	$(0.01)[d]	$0.03	$0.02
Year ended December 31, 2013	$5.55	$(0.07)[d]	$(0.06)	$(0.13)
Year ended December 31, 2012	$5.60	$(0.03)[d]	$0.02	$(0.01)
Year ended December 31, 2011	$5.62	$0.08	$(0.02)	$0.06

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[b]	Net Investment Income (Loss) Ratio	Portfolio Turnover[c]

$–	$(5.88)	$–	$(5.88)	$27.45	4.91%	$267,348	0.96%	0.96%	0.02%	39%
$(0.02)	$(3.81)	$–	$(3.83)	$31.73	7.31%[f]	$305,755	0.97%	0.97%	0.01%	40%
$(0.06)	$–	$–	$(0.06)	$33.20	42.03%[f]	$311,241	0.98%	0.98%	0.34%	47%
$(0.32)	$–	$–	$(0.32)	$23.42	12.18%	$220,539	1.02%	1.02%	0.83%	19%
$(0.59)	$–	$–	$(0.59)	$21.16	(3.63)%	$235,743	1.02%	1.02%	0.90%	53%

$–	$(5.88)	$–	$(5.88)	$21.28	3.85%	$2,740	1.98%	1.98%	(1.00)%	39%
$–	$(3.81)	$–	$(3.81)	$26.11	6.25%[f]	$4,158	1.92%	1.92%	(0.94)%	40%
$–	$–	$–	$–	$28.22	40.75%[f]	$7,228	1.95%	1.95%	(0.63)%	47%
$(0.08)	$–	$–	$(0.08)	$20.05	11.03%	$8,546	2.01%	2.01%	(0.16)%	19%
$(0.32)	$–	$–	$(0.32)	$18.13	(4.61)%	$12,228	1.98%	1.98%	(0.06)%	53%

$–	$(5.88)	$–	$(5.88)	$23.08	4.05%	$102,653	1.75%	1.75%	(0.77)%	39%
$–	$(3.81)	$–	$(3.81)	$27.79	6.47%[f]	$103,635	1.75%	1.75%	(0.77)%	40%
$–	$–	$–	$–	$29.74	40.95%[f]	$100,034	1.78%	1.78%	(0.46)%	47%
$(0.13)	$–	$–	$(0.13)	$21.10	11.23%	$76,682	1.82%	1.82%	0.03%	19%
$(0.36)	$–	$–	$(0.36)	$19.08	(4.40)%	$87,674	1.82%	1.82%	0.10%	53%

$–	$(5.88)	$–	$(5.88)	$28.61	5.12%	$166,721	0.73%	0.73%	0.25%	39%
$(0.11)	$(3.81)	$–	$(3.92)	$32.77	7.58%[f]	$169,390	0.72%	0.72%	0.26%	40%
$(0.13)	$–	$–	$(0.13)	$34.17	42.40%[f]	$104,297	0.74%	0.74%	0.58%	47%
$(0.39)	$–	$–	$(0.39)	$24.09	12.40%	$61,172	0.77%	0.77%	1.08%	19%
$(0.66)	$–	$–	$(0.66)	$21.77	(3.38)%	$171,853	0.77%	0.77%	1.15%	53%

$(0.04)	$–	$–	$(0.04)	$5.40	0.38%	$30,733	1.05%	1.05%	0.25%	25%
$(0.06)	$–	$–	$(0.06)	$5.42	1.14%	$43,232	0.90%	0.90%	0.64%	53%
$(0.05)	$–	$–	$(0.05)	$5.42	(1.52)%	$58,280	0.81%	0.81%	(0.41)%	26%
$(0.09)	$–	$–	$(0.09)	$5.55	0.67%	$95,888	0.70%	0.70%	0.27%	28%
$(0.13)	$–	$–	$(0.13)	$5.60	2.01%	$108,955	0.74%	0.74%	1.49%	27%

$–[e]	$–	$–	$–[e]	$5.37	(0.52)%	$1,578	1.92%	1.92%	(0.62)%	25%
$(0.01)	$–	$–	$(0.01)	$5.40	0.33%	$2,207	1.80%	1.80%	(0.26)%	53%
$–	$–	$–	$–	$5.39	(2.53)%	$3,409	1.72%	1.72%	(1.32)%	26%
$(0.04)	$–	$–	$(0.04)	$5.53	(0.20)%	$7,707	1.63%	1.63%	(0.66)%	28%
$(0.08)	$–	$–	$(0.08)	$5.58	1.09%	$10,970	1.66%	1.66%	0.57%	27%

$–[e]	$–	$–	$–[e]	$5.40	(0.29)%	$13,193	1.75%	1.75%	(0.45)%	25%
$(0.02)	$–	$–	$(0.02)	$5.42	0.31%	$10,113	1.69%	1.69%	(0.15)%	53%
$–[e]	$–	$–	$–[e]	$5.42	(2.34)%	$13,973	1.63%	1.63%	(1.23)%	26%
$(0.04)	$–	$–	$(0.04)	$5.55	(0.15)%	$23,673	1.57%	1.57%	(0.60)%	28%
$(0.08)	$–	$–	$(0.08)	$5.60	1.16%	$28,729	1.59%	1.59%	0.64%	27%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Government Bond Fund Class Y:
Year ended December 31, 2015	$5.47	$0.04[d]	$–	$0.04
Year ended December 31, 2014	$5.46	$0.06[d]	$0.03	$0.09
Year ended December 31, 2013	$5.60	$–[d,e]	$(0.07)	$(0.07)
Year ended December 31, 2012	$5.64	$0.03[d]	$0.03	$0.06
Year ended December 31, 2011	$5.66	$0.14	$(0.02)	$0.12
Davis Government Money Market Fund Class A, B, C, and Y:
Year ended December 31, 2015	$1.000	$0.001	$–	$0.001
Year ended December 31, 2014	$1.000	$–[g]	$–	$–[g]
Year ended December 31, 2013	$1.000	$–[g]	$–	$–[g]
Year ended December 31, 2012	$1.000	$–[g]	$–	$–[g]
Year ended December 31, 2011	$1.000	$–[g]	$–	$–[g]
Davis Financial Fund Class A:
Year ended December 31, 2015	$39.59	$0.23[d]	$0.46	$0.69
Year ended December 31, 2014	$39.20	$0.29[d]	$4.80	$5.09
Year ended December 31, 2013	$30.41	$0.29[d]	$9.26	$9.55
Year ended December 31, 2012	$26.36	$0.28[d]	$4.51	$4.79
Year ended December 31, 2011	$31.76	$0.27[d]	$(3.17)	$(2.90)
Davis Financial Fund Class B:
Year ended December 31, 2015	$32.28	$(0.15)[d]	$0.35	$0.20
Year ended December 31, 2014	$32.82	$(0.11)[d]	$3.99	$3.88
Year ended December 31, 2013	$25.70	$(0.08)[d]	$7.77	$7.69
Year ended December 31, 2012	$22.35	$(0.05)[d]	$3.81	$3.76
Year ended December 31, 2011	$27.27	$(0.06)[d]	$(2.72)	$(2.78)
Davis Financial Fund Class C:
Year ended December 31, 2015	$33.63	$(0.11)[d]	$0.40	$0.29
Year ended December 31, 2014	$33.97	$(0.06)[d]	$4.14	$4.08
Year ended December 31, 2013	$26.53	$(0.04)[d]	$8.05	$8.01
Year ended December 31, 2012	$23.06	$0.01[d]	$3.92	$3.93
Year ended December 31, 2011	$28.05	$(0.01)[d]	$(2.78)	$(2.79)
Davis Financial Fund Class Y:
Year ended December 31, 2015	$40.70	$0.29[d]	$0.49	$0.78
Year ended December 31, 2014	$40.18	$0.35[d]	$4.95	$5.30
Year ended December 31, 2013	$31.15	$0.35[d]	$9.51	$9.86
Year ended December 31, 2012	$27.00	$0.34[d]	$4.62	$4.96
Year ended December 31, 2011	$32.48	$0.30[d]	$(3.22)	$(2.92)
Davis Appreciation & Income Fund Class A:
Year ended December 31, 2015	$36.02	$0.38[d]	$(4.06)	$(3.68)
Year ended December 31, 2014	$34.53	$0.38[d]	$1.48	$1.86
Year ended December 31, 2013	$27.23	$0.40[d]	$7.30	$7.70
Year ended December 31, 2012	$25.54	$0.44[d]	$1.71	$2.15
Year ended December 31, 2011	$28.08	$0.45[d]	$(2.53)	$(2.08)

Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[b]	Net Investment Income (Loss) Ratio	Portfolio Turnover[c]

$(0.07)	$–	$–	$(0.07)	$5.44	0.68%	$14,180	0.57%	0.57%	0.73%	25%
$(0.08)	$–	$–	$(0.08)	$5.47	1.73%	$26,925	0.50%	0.50%	1.04%	53%
$(0.07)	$–	$–	$(0.07)	$5.46	(1.34)%	$25,409	0.47%	0.47%	(0.07)%	26%
$(0.10)	$–	$–	$(0.10)	$5.60	1.11%	$23,999	0.44%	0.44%	0.53%	28%
$(0.14)	$–	$–	$(0.14)	$5.64	2.16%	$3,821	0.60%	0.60%	1.63%	27%

$(0.001)	$–	$–	$(0.001)	$1.000	0.06%	$225,151	0.70%	0.10%	0.06%	NA
$–[g]	$–	$–	$–[g]	$1.000	0.03%	$234,337	0.62%	0.07%	0.04%	NA
$–[g]	$–	$–	$–[g]	$1.000	0.04%	$334,405	0.64%	0.09%	0.04%	NA
$–[g]	$–	$–	$–[g]	$1.000	0.04%	$261,244	0.63%	0.16%	0.04%	NA
$–[g]	$–	$–	$–[g]	$1.000	0.03%	$240,424	0.63%	0.12%	0.03%	NA

$(0.19)	$(0.70)	$–	$(0.89)	$39.39	1.74%	$609,519	0.86%	0.86%	0.58%	5%
$(0.28)	$(4.42)	$–	$(4.70)	$39.59	13.01%	$560,905	0.86%	0.86%	0.72%	32%
$(0.19)	$(0.57)	$–	$(0.76)	$39.20	31.45%	$538,410	0.88%	0.88%	0.83%	0%[h]
$(0.33)	$(0.41)	$–	$(0.74)	$30.41	18.15%	$426,149	0.91%	0.91%	0.96%	10%
$(0.47)	$(2.03)	$–	$(2.50)	$26.36	(9.02)%	$377,885	0.91%	0.91%	0.87%	12%

$–	$(0.70)	$–	$(0.70)	$31.78	0.61%	$2,415	1.96%	1.96%	(0.52)%	5%
$–	$(4.42)	$–	$(4.42)	$32.28	11.84%	$4,800	1.92%	1.92%	(0.34)%	32%
$–	$(0.57)	$–	$(0.57)	$32.82	29.97%	$5,751	1.99%	1.99%	(0.28)%	0%[h]
$–	$(0.41)	$–	$(0.41)	$25.70	16.81%	$5,504	2.09%	2.09%	(0.22)%	10%
$(0.11)	$(2.03)	$–	$(2.14)	$22.35	(10.09)%	$6,483	2.02%	2.02%	(0.24)%	12%

$–	$(0.70)	$–	$(0.70)	$33.22	0.86%	$110,457	1.75%	1.75%	(0.31)%	5%
$–	$(4.42)	$–	$(4.42)	$33.63	12.03%	$79,140	1.76%	1.76%	(0.18)%	32%
$–	$(0.57)	$–	$(0.57)	$33.97	30.24%	$70,174	1.79%	1.79%	(0.08)%	0%[h]
$(0.05)	$(0.41)	$–	$(0.46)	$26.53	17.04%	$50,844	1.84%	1.84%	0.03%	10%
$(0.17)	$(2.03)	$–	$(2.20)	$23.06	(9.85)%	$52,859	1.81%	1.81%	(0.03)%	12%

$(0.26)	$(0.70)	$–	$(0.96)	$40.52	1.91%	$192,596	0.71%	0.71%	0.73%	5%
$(0.36)	$(4.42)	$–	$(4.78)	$40.70	13.20%	$89,443	0.70%	0.70%	0.88%	32%
$(0.26)	$(0.57)	$–	$(0.83)	$40.18	31.71%	$59,236	0.71%	0.71%	1.00%	0%[h]
$(0.40)	$(0.41)	$–	$(0.81)	$31.15	18.33%	$31,623	0.72%	0.72%	1.15%	10%
$(0.53)	$(2.03)	$–	$(2.56)	$27.00	(8.90)%	$26,607	0.75%	0.75%	1.03%	12%

$(0.38)	$–	$–	$(0.38)	$31.96	(10.27)%	$172,111	0.87%	0.87%	1.08%	32%
$(0.37)	$–	$–	$(0.37)	$36.02	5.37%	$217,723	0.87%	0.87%	1.05%	20%
$(0.40)	$–	$–	$(0.40)	$34.53	28.44%	$211,772	0.93%	0.93%	1.31%	18%
$(0.46)	$–	$–	$(0.46)	$27.23	8.44%	$244,543	0.95%	0.95%	1.64%	11%
$(0.46)	$–	$–	$(0.46)	$25.54	(7.45)%	$269,626	0.93%	0.93%	1.61%	20%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Appreciation & Income Fund Class B:
Year ended December 31, 2015	$35.57	$–[d,e]	$(3.99)	$(3.99)
Year ended December 31, 2014	$34.15	$0.02[d]	$1.46	$1.48
Year ended December 31, 2013	$26.93	$0.11[d]	$7.22	$7.33
Year ended December 31, 2012	$25.27	$0.19[d]	$1.68	$1.87
Year ended December 31, 2011	$27.78	$0.19[d]	$(2.49)	$(2.30)
Davis Appreciation & Income Fund Class C:
Year ended December 31, 2015	$36.15	$0.08[d]	$(4.07)	$(3.99)
Year ended December 31, 2014	$34.69	$0.07[d]	$1.49	$1.56
Year ended December 31, 2013	$27.36	$0.15[d]	$7.33	$7.48
Year ended December 31, 2012	$25.67	$0.23[d]	$1.70	$1.93
Year ended December 31, 2011	$28.22	$0.22[d]	$(2.53)	$(2.31)
Davis Appreciation & Income Fund Class Y:
Year ended December 31, 2015	$36.18	$0.45[d]	$(4.08)	$(3.63)
Year ended December 31, 2014	$34.68	$0.42[d]	$1.50	$1.92
Year ended December 31, 2013	$27.34	$0.45[d]	$7.35	$7.80
Year ended December 31, 2012	$25.65	$0.50[d]	$1.71	$2.21
Year ended December 31, 2011	$28.21	$0.51[d]	$(2.55)	$(2.04)
Davis Real Estate Fund Class A:
Year ended December 31, 2015	$35.79	$0.37[d]	$0.23	$0.60
Year ended December 31, 2014	$28.41	$0.40[d]	$7.42	$7.82
Year ended December 31, 2013	$29.25	$0.42[d]	$(0.90)	$(0.48)
Year ended December 31, 2012	$25.31	$0.39[d]	$3.87	$4.26
Year ended December 31, 2011	$23.38	$0.31[d]	$1.94	$2.25
Davis Real Estate Fund Class B:
Year ended December 31, 2015	$35.32	$(0.02)[d]	$0.22	$0.20
Year ended December 31, 2014	$28.04	$0.05[d]	$7.31	$7.36
Year ended December 31, 2013	$28.86	$0.10[d]	$(0.88)	$(0.78)
Year ended December 31, 2012	$24.98	$0.07[d]	$3.83	$3.90
Year ended December 31, 2011	$23.08	$0.03[d]	$1.91	$1.94
Davis Real Estate Fund Class C:
Year ended December 31, 2015	$35.79	$0.04[d]	$0.25	$0.29
Year ended December 31, 2014	$28.41	$0.11[d]	$7.43	$7.54
Year ended December 31, 2013	$29.25	$0.16[d]	$(0.90)	$(0.74)
Year ended December 31, 2012	$25.31	$0.16[d]	$3.86	$4.02
Year ended December 31, 2011	$23.38	$0.10[d]	$1.95	$2.05
Davis Real Estate Fund Class Y:
Year ended December 31, 2015	$36.26	$0.42[d]	$0.26	$0.68
Year ended December 31, 2014	$28.78	$0.44[d]	$7.56	$8.00
Year ended December 31, 2013	$29.63	$0.49[d]	$(0.91)	$(0.42)
Year ended December 31, 2012	$25.64	$0.46[d]	$3.93	$4.39
Year ended December 31, 2011	$23.69	$0.36[d]	$1.98	$2.34

[a]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

[b]	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements and/or waivers from the Adviser.

[c]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[d]	Per share calculations were based on average shares outstanding for the period.

Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[b]	Net Investment Income (Loss) Ratio	Portfolio Turnover[c]

$(0.01)	$–	$–	$(0.01)	$31.57	(11.23)%	$2,025	1.93%	1.93%	0.02%	32%
$(0.06)	$–	$–	$(0.06)	$35.57	4.32%	$4,289	1.87%	1.87%	0.05%	20%
$(0.11)	$–	$–	$(0.11)	$34.15	27.26%	$7,940	1.88%	1.88%	0.36%	18%
$(0.21)	$–	$–	$(0.21)	$26.93	7.39%	$9,710	1.89%	1.89%	0.70%	11%
$(0.21)	$–	$–	$(0.21)	$25.27	(8.31)%	$13,604	1.84%	1.84%	0.70%	20%

$(0.08)	$–	$–	$(0.08)	$32.08	(11.04)%	$70,140	1.72%	1.72%	0.23%	32%
$(0.10)	$–	$–	$(0.10)	$36.15	4.48%	$66,212	1.72%	1.72%	0.20%	20%
$(0.15)	$–	$–	$(0.15)	$34.69	27.40%	$64,616	1.74%	1.74%	0.50%	18%
$(0.24)	$–	$–	$(0.24)	$27.36	7.54%	$60,770	1.75%	1.75%	0.84%	11%
$(0.24)	$–	$–	$(0.24)	$25.67	(8.21)%	$68,768	1.74%	1.74%	0.80%	20%

$(0.45)	$–	$–	$(0.45)	$32.10	(10.11)%	$61,583	0.68%	0.68%	1.27%	32%
$(0.42)	$–	$–	$(0.42)	$36.18	5.52%	$38,551	0.72%	0.72%	1.20%	20%
$(0.46)	$–	$–	$(0.46)	$34.68	28.70%	$20,679	0.75%	0.75%	1.49%	18%
$(0.52)	$–	$–	$(0.52)	$27.34	8.62%	$21,765	0.75%	0.75%	1.84%	11%
$(0.52)	$–	$–	$(0.52)	$25.65	(7.30)%	$25,514	0.74%	0.74%	1.80%	20%

$(0.43)	$–	$–	$(0.43)	$35.96	1.69%	$176,995	0.94%	0.94%	1.01%	93%
$(0.44)	$–	$–	$(0.44)	$35.79	27.68%	$198,029	0.96%	0.96%	1.21%	53%
$(0.36)	$–	$–	$(0.36)	$28.41	(1.67)%	$172,531	0.98%	0.98%	1.40%	75%
$(0.32)	$–	$–	$(0.32)	$29.25	16.86%	$206,497	1.01%	1.01%	1.38%	50%
$(0.32)	$–	$–	$(0.32)	$25.31	9.69%	$180,770	1.08%	1.08%	1.26%	68%

$(0.03)	$–	$–	$(0.03)	$35.49	0.58%	$1,859	2.02%	2.02%	(0.07)%	93%
$(0.08)	$–	$–	$(0.08)	$35.32	26.30%	$2,394	2.05%	2.05%	0.12%	53%
$(0.04)	$–	$–	$(0.04)	$28.04	(2.71)%	$3,041	2.06%	2.06%	0.32%	75%
$(0.02)	$–	$–	$(0.02)	$28.86	15.60%	$4,250	2.11%	2.11%	0.28%	50%
$(0.04)	$–	$–	$(0.04)	$24.98	8.42%	$4,252	2.19%	2.19%	0.15%	68%

$(0.11)	$–	$–	$(0.11)	$35.97	0.83%	$23,940	1.81%	1.81%	0.14%	93%
$(0.16)	$–	$–	$(0.16)	$35.79	26.58%	$27,851	1.84%	1.84%	0.33%	53%
$(0.10)	$–	$–	$(0.10)	$28.41	(2.54)%	$24,243	1.85%	1.85%	0.53%	75%
$(0.08)	$–	$–	$(0.08)	$29.25	15.90%	$29,102	1.86%	1.86%	0.53%	50%
$(0.12)	$–	$–	$(0.12)	$25.31	8.80%	$26,408	1.89%	1.89%	0.45%	68%

$(0.50)	$–	$–	$(0.50)	$36.44	1.92%	$39,148	0.74%	0.74%	1.21%	93%
$(0.52)	$–	$–	$(0.52)	$36.26	27.96%	$33,548	0.74%	0.74%	1.43%	53%
$(0.43)	$–	$–	$(0.43)	$28.78	(1.45)%	$19,456	0.76%	0.76%	1.62%	75%
$(0.40)	$–	$–	$(0.40)	$29.63	17.14%	$21,868	0.76%	0.76%	1.63%	50%
$(0.39)	$–	$–	$(0.39)	$25.64	9.97%	$18,605	0.79%	0.79%	1.55%	68%

[e]	Less than $0.005 per share.

[f]
Davis Opportunity Fund's performance benefited from IPO purchases, adding approximately 1% to the Fund's total return in 2014 and approximately 3% to the Fund's total return in 2013. After purchase, the IPOs rapidly increased in value. The Adviser purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences. Such performance may not continue in the future.

[g]	Less than $0.0005 per share.

[h]	Less than 0.50%.

See Notes to Financial Statements

DAVIS SERIES, INC.	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Davis Series, Inc.:

We have audited the accompanying statements of assets and liabilities of Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund (each a series of Davis Series, Inc.) including the schedules of investments, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
February 22, 2016

DAVIS SERIES, INC.	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of "cookies" when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Funds receive your request to stop householding.

DAVIS SERIES, INC.	Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death, or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Rodney Trust Company (trust and asset management company).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	13	Director, Care Capital Properties (REIT); Director, DCT Industrial Trust (REIT).

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004	Co-CEO, Markel Corp. (diversified financial holding company).	13
Director, Graham Holdings
Company (educational and
media company); Director,
Colfax Corp. (engineering and
manufacturer of pumps and
fluid handling equipment);
Director, Cable One Inc. (cable
service provider).

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M- HILL Companies, Ltd. (engineering) until 2008.	13	none

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider) 2007-2010.	13
Director, Modine
Manufacturing Company (heat
transfer technology); Director,
Chicago Bridge & Iron
Company, N.V. (industrial
construction and engineering);
Director, Fifth Third Bancorp
(diversified financial services).

DAVIS SERIES, INC.	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Interested Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee of Clipper Funds Trust (consisting of one portfolio) since 2014.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16
Director, Selected Funds
(consisting of two portfolios)
since 1998; Trustee of Clipper
Funds Trust (consisting of one
portfolio) since 2014; Director,
Graham Holdings Company
(educational and media
company).

*Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President and Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Davis Funds officer since 2014). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

DAVIS SERIES, INC.

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as "Davis Advisors")
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Davis Series, Inc., including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Funds' Statement of Additional Information contains additional information about the Funds' Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Funds' website at www.davisfunds.com. Quarterly Fact Sheets are available on the Funds' website at www.davisfunds.com.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No waivers were granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's board of directors has determined that independent trustee Marsha Williams qualifies as the "audit committee financial expert", as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees.  The aggregate Audit Fees billed by KPMP LLP ("KPMG") for professional services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends December 31, 2015 and December 31, 2014 were $159,00 and $159,000, respectively.

(b)
Audit-Related Fees.  The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees fore fiscal year ends December 31, 2015 and December 31, 2014 were $0 and $0, respectively.

(c)
Tax Fees.  The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends December 31, 2015 and December 31, 2014 were $45,073 and $40,627, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends December 31, 2015 and December 31, 2014 were $0 and $0, respectively.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(e)(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-1 of Regulation S-X.

(f)	Not applicable
(g)
The Funds' independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended December 31, 2015 and December 31, 2014.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

Not Applicable.  The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls.

ITEM 12.  EXHIBITS

(a)(1)	The registrant's code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3)	Not applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS SERIES, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: February 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: February 22, 2016

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date: February 22, 2016